UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
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ROCKWELL MEDICAL TECHNOLOGIES, INC.

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ROCKWELL MEDICAL TECHNOLOGIES, INC.
30142 Wixom Road
Wixom, Michigan 48393

Dear Shareholder:

You are cordially invited to attend the 2011 annual meeting of shareholders of Rockwell Medical Technologies, Inc. (the “Company”), on Thursday, May 26, 2011 at 4:30 p.m. at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan. We look forward to greeting personally those shareholders who are able to attend.

The attached notice and proxy statement describe the items of business to be transacted at the meeting and should be reviewed carefully by shareholders. A copy of the Company’s 2010 Annual Report is also enclosed.

Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the annual meeting. Please sign, date and mail the enclosed proxy card at your earliest convenience. If you receive more than one proxy card, please vote each card. Remember, you can always vote in person at the annual meeting even if you vote by proxy, provided you are a shareholder of record or have a legal proxy from a shareholder of record.

Your continued interest and participation in the affairs of the Company are greatly appreciated.

Sincerely,

Robert L. Chioini
President and CEO

Wixom, Michigan
April 15, 2011

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held May 26, 2011
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
VOTING SECURITIES AND PRINCIPAL HOLDERS
ELECTION OF DIRECTOR
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
ADVISORY VOTE ON EXECUTIVE COMPENSATION
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
PROPOSAL TO APPROVE AMENDMENT AND RESTATEMENT OF THE 2007 LONG TERM INCENTIVE PLAN
NEW PLAN BENEFITS
PROPOSAL TO RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS

ROCKWELL MEDICAL TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 26, 2011

To the Shareholders of Rockwell Medical Technologies, Inc.:

Notice is hereby given that the 2011 annual meeting of shareholders of Rockwell Medical Technologies, Inc. (the “Company”) will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan, on May 26, 2011, at 4:30 p.m., to consider and take action upon the following matters:

(1) the election of one Director for a term expiring in 2014;

(2) a non-binding proposal to approve the compensation of the named executive officers;

(3) a non-binding proposal to recommend, by non-binding vote, the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers;

(4) an amendment and restatement of the 2007 Long Term Incentive Plan to increase the number of Common Shares available for grants thereunder and which will also have the effect of reapproving the performance measures available under the plan;

(5) the ratification of the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for 2011;

(6) the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 1, 2011 will be entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

All shareholders are cordially invited to attend the meeting. Whether or not you intend to be present, please complete, date, sign and return the enclosed proxy card in the stamped and addressed envelope enclosed for your convenience. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the meeting to be acted upon by the shareholders cannot be transacted unless a majority of the outstanding Common Shares of the Company is represented at the meeting.

By Order of the Board of Directors,

Thomas E. Klema
Secretary

Wixom, Michigan
April 15, 2011

ROCKWELL MEDICAL TECHNOLOGIES, INC.
30142 Wixom Road
Wixom, Michigan 48393

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
May 26, 2011

INTRODUCTION

General

The annual meeting of shareholders of Rockwell Medical Technologies, Inc., or the Company, will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan on Thursday, May 26, 2011, at 4:30 p.m., Eastern Daylight Time, for the purposes set forth in the accompanying notice of annual meeting of shareholders. We expect that this proxy statement and accompanying proxy will be first sent or given to shareholders on or about April 15, 2011. References in this proxy statement to “we,” “our” and “us” are references to the Company.

It is important that your shares are represented at the annual meeting. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy and return it to us. The proxy is solicited by our Board of Directors. The expenses incurred in connection with the solicitation of proxies will be borne by us and may include requests by mail and personal contact by our Directors, officers, employees and investor relations consultants without additional compensation. This proxy statement, the form of proxy and the 2010 Annual Report are being furnished to banks, brokers and other nominees who hold our common stock on behalf of beneficial owners and if asked, we will reimburse banks, brokers and other nominees for their out-of-pocket expenses in forwarding proxy materials to beneficial owners.

Voting Rights and Outstanding Shares

Only shareholders of record of shares of our common stock, no par value, which we refer to as our Common Shares, at the close of business on April 1, 2011, the Record Date for the annual meeting, will be entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. As of the close of business on the Record Date, we had 17,743,608 outstanding Common Shares, the only class of stock outstanding and entitled to vote. Each Common Share is entitled to one vote on each matter submitted for a vote at the annual meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting or any adjournment thereof.

You are considered a shareholder of record if your shares are registered directly in your name with our transfer agent. You may vote your shares by signing and dating each proxy card and returning it in the envelope provided, or by attending the annual meeting and voting in person. Valid proxies in the enclosed form which are returned in time for the annual meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election of the nominee listed below, FOR the approval of the executive compensation as described in the Compensation Discussion and Analysis and the Compensation Tables and otherwise in this proxy statement, FOR holding the “say on pay” advisory vote on executive compensation every three years, FOR the proposed amendment and restatement of the 2007 Long Term Incentive Plan (including the reapproval of the performance measures listed therein) and FOR the ratification of Plante & Moran, PLLC as our independent registered public accounting firm for 2011.

If your shares are held in a stock brokerage account or by a bank or other nominee, then you are not a holder of record but, rather, are considered a beneficial owner holding shares in “street name.” You are also invited to attend the annual meeting. If you hold your shares in street name, the proxy statement, annual report and a vote instruction card have been forwarded to you by your broker, bank or nominee who is considered, with respect to your shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the vote instruction card included in the mailing. In accordance with applicable regulations, unless you provide the record holder with instructions on how to vote your shares, your shares may not be voted by the record holder on the election of directors or the other matters specified in the proxy statement other than the ratification of Plante & Moran PLLC to act as our independent registered public accountants and matters brought before the meeting that are not specified in this proxy statement . If you are a “street name” holder, you may provide instructions on how to vote your shares in any of the following ways:

In Person: You may vote your shares in person at the meeting if you request and obtain a legal proxy from your bank, broker or other agent or nominee, bring it to the meeting with you and attach it to the ballot you vote at the meeting.

By Internet: To provide voting instructions by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

By Mail: You can provide voting instructions by mail by completing, signing and returning your voting instruction form in the self addressed stamped envelope you received.

Revocability of Proxies

A shareholder giving a proxy may revoke it at any time before it is voted at the annual meeting by giving written notice of such revocation to our Secretary or by executing and delivering to the Secretary a later dated proxy. Attendance at the annual meeting by a shareholder who has given a proxy will not have the effect of revoking it unless such shareholder votes at the meeting or gives written notice of revocation to the Company’s Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, must be received by the Company prior to the date of the annual meeting (unless delivered directly to the Company’s Secretary at the annual meeting) and should be sent to Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393, Attention: Thomas E. Klema, Secretary.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders
to Be Held on May 26, 2011

This proxy statement and the Company’s 2010 Annual Report to Shareholders, which includes the Annual Report on Form 10-K, are available on the internet at http://www.rockwellmed.com. Directions to attend the meeting in person may be obtained by contacting Thomas E. Klema, Secretary, at (248)960-9009. Shareholders may request a copy of the proxy statement, proxy card and annual report to shareholders by sending an e-mail to invest@rockwellmed.com, calling 800-449-3353 or by internet at http://www.rockwellmed.com.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth information regarding the ownership of the Common Shares as of April 1, 2011 (unless otherwise indicated) with respect to

•	each current director and nominee,

•	each of the persons named in the Summary Compensation Table,

•	all current directors and executive officers as a group, and

•	each person known to us to be the beneficial owner of more than five percent of the Common Shares outstanding on April 1, 2011.

The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission, or SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire on April 1, 2011 or within 60 days thereafter through the exercise of any stock option or other right. The persons named in the table have sole voting power and sole dispositive power with respect to the Common Shares beneficially owned, except as otherwise noted below.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership (a)	Percent of Class

Ronald D. Boyd	193,333	1.1
Patrick J. Bagley	286,283	1.6
Robert L. Chioini (b)	2,861,883	14.5
Kenneth L. Holt	181,333	1.0
Thomas E. Klema (b)	1,253,027	6.7
Richard C. Yocum	91,666	*
Ajay Gupta	166,882	*
All directors and all executive officers as a group (7 persons)	5,034,407	23.5
David A. Hagelstein and related entities (c)	2,563,320	13.9
James E. Flynn and related entities (d)	1,168,388	6.5

*	Less than 1%.

(a)	Includes restricted shares subject to forfeiture to us under certain circumstances and shares that may be acquired upon exercise of stock options as set forth in the table below. Except for 500,000 shares owned by Mr. Chioini that are subject to a standard margin loan arrangement, none of the shares beneficially owned by the directors or executive officers are pledged by the holder as security for loans.

	Restricted Shares	Option Shares

Ronald D. Boyd	-0-	193,333
Patrick J. Bagley	-0-	108,333
Robert L. Chioini	150,000	1,999,667
Kenneth L. Holt	-0-	168,333
Thomas E. Klema	85,000	1,020,501
Richard C. Yocum	-0-	91,666
Ajay Gupta	75,000	86,667
All directors and executive officers as a group	310,000	3,668,500

(b)	The address for Mr. Chioini and Mr. Klema is 30142 Wixom Road, Wixom, Michigan 48393.

(c)	Based on a Form 4 filed on March 1, 2011, jointly by David A. Hagelstein and the David Hagelstein Charitable Remainder Unitrust, dated November 20, 2003, showing ownership as of March 1, 2011 and a Schedule 13D amendment filed jointly by David A. Hagelstein and the David Hagelstein Charitable Remainder Unitrust on March 31, 2011. As of March 31, 2011, Mr. Hagelstein beneficially owned 2,563,320 Common Shares, 2,112,768 of which are owned by the David A. Hagelstein Revocable Living Trust, dated October 27, 1993 (the “Revocable Trust”), and 450,552 of which are owned by the David Hagelstein Charitable Remainder Unitrust, dated November 20, 2003 (the “Charitable Trust”). Of the Common Shares beneficially owned by the Revocable Trust, 766,668 are Common Shares underlying warrants exercisable within 60 days. Mr. Hagelstein is the sole trustee and beneficiary of the Revocable Trust and is the sole trustee of the Charitable Trust. Mr. Hagelstein has sole voting and dispositive power with respect to all such shares. The address for Mr. Hagelstein and the trust is 36801 Woodward Avenue, Suite 313, Birmingham, Michigan 48009.

(d)	Based on a Schedule 13G amendment filed February 3, 2011 by James E. Flynn jointly on behalf of himself, Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P. and Deerfield Special Situations Fund International Limited. Voting and dispositive power over 438,692 securities held by Deerfield Special Situations Fund, L.P., including warrants to purchase 106,498 Common Shares, is shared by Mr. Flynn, Deerfield Capital, L.P. and Deerfield Special Situations Fund, L.P. Voting and dispositive power over 729,696 securities held by Deerfield Special Situations Fund International Limited, including warrants to purchase 187,696 Common Shares, is shared by Mr. Flynn, Deerfield Management Company, L.P. and Deerfield Special Situations Fund International Limited. The address for James E. Flynn is 780 Third Avenue, 37th Floor, New York, New York, 10017.

ELECTION OF DIRECTOR

Background

The Company’s Articles of Incorporation divide the directors into three classes, designated Class I, Class II and Class III. Each year, on a rotating basis, the terms of office of the directors in one of the three classes expire. Successors to the class of directors whose terms have expired will be elected for a three-year term. The term for the Class II director who is being elected this year will expire at the 2014 annual meeting of shareholders or upon the election and qualification of his successor. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected. The nominee receiving the most votes “for” will be elected. Broker non-votes and withheld votes will be treated as shares present for purposes of determining the presence of a quorum but will have no effect on the vote for the election of directors. The Board recommends a vote FOR the Class II nominee. The persons named in the accompanying proxy card will vote for the election of the nominee named in this proxy statement unless shareholders specify otherwise in their proxies. If for any reason the nominee becomes unavailable for election, the proxies solicited will be voted for a nominee selected by management. Management has no reason to believe that the nominee named below is not available or will not serve if elected.

Class II Nominee For Term Expiring In 2014

Kenneth L. Holt, age 58, has been a Director since March 2000. Mr. Holt has over 25 years of experience in the dialysis industry, including the management and operation of dialysis clinics, and has also been a private investor for many years. He is currently an owner and a managing partner of two firms that provide contractual dialysis services; Southeast Acute Services, LLC and Southern Renal Administrators, since 2001. He was a founder and co-owner of Charleston Renal Care, LLC, a kidney disease management company specializing in the treatment of end-stage renal disease, until its sale to DaVita, Inc. in 2005. He was a founder and co-owner of Savannah Dialysis Specialists, LLC, a disease management company specializing in the treatment of end-stage renal disease, and served as the Managing Partner from October 1999 until its sale to DaVita, Inc. in 2004. From 1996 to October 1999, Mr. Holt served as Vice President for Gambro Healthcare, Inc., in its Carolinas Region, and held the same position at Vivra Renal Care, Inc., its predecessor company, which was acquired in 1997 by Gambro Healthcare, Inc. From 1986 to 1996, Mr. Holt was also the co-owner and Managing Partner of five other dialysis clinics that he founded. With his extensive experience in the dialysis industry, Mr. Holt brings to the Board entrepreneurial experience and expertise in operations and strategy, as well as financial expertise. Mr. Holt also brings strong accounting and financial skills to our audit committee and Board, having supervised the accounting and finance function for several businesses, and is an “audit committee financial expert” as defined by applicable SEC and NASDAQ rules.

Other Information Relating to Directors

Class I Director

Ronald D. Boyd, age 48, has been a Director since March 2000. Mr. Boyd has over 26 years of experience in the dialysis industry, including the ownership and operation of dialysis clinics as well as experience in dialysis product design, product development, regulatory approval and marketing. He has also been a private investor for many years. He currently is an owner and managing partner of Southeast Acute Services, LLC and Southern Renal Administrations, LLC, which is primarily in the business of acute dialysis services, since 2001. He was a founder and Managing Partner of East Georgia Regional Dialysis Center, an outpatient, freestanding dialysis center located in southern Georgia from 2001 until 2005. The facility was purchased by DaVita, Inc. He was a founder of Diatek, Inc. in 2001 where he developed, designed and holds the patent to the Cannon Cath., the first “retrograde” dual lumen dialysis catheter in the market. The Cannon Cath. delivers blood flow equal to that of grafts and fistulas. The Diatek Cannon Cath. exceeded industry standards with over 12,000 implants within the first year of FDA approval. The company has since been sold to Arrow International. He was a founder and co-owner of Classic Medical, Inc., a dialysis and medical products company, and served as the Executive Vice President of Classic Medical, Inc. since its inception in November 1993 until April 2007 when he sold his interest in that company. From May 1993 to November 1993, Mr. Boyd served as a consultant for Dial Medical of Florida, Inc., a manufacturer and distributor of dialysis products. From 1990 to 1993, Mr. Boyd served as a Regional Sales Manager for Future Tech, Inc., a dialysis products distributor. With his extensive experience in the dialysis industry, Mr. Boyd brings to the Board entrepreneurial experience and expertise in marketing, product development and strategy. Mr. Boyd’s term as a Director will expire at the 2013 annual meeting of shareholders or upon the election and qualification of his successor.

Class III Directors

Robert L. Chioini, age 46, is a founder of the Company, has served as our Chairman of the Board since March 2000, has served as our President and Chief Executive Officer since February 1997 and has been one of our Directors since our formation in October 1996. Including his time with the Company, Mr. Chioini has more than 18 years of operational and sales experience in the dialysis industry. Mr. Chioini, as our current President and Chief Executive Officer, brings to the Board extensive knowledge regarding the Company, the dialysis industry and the current environment in which we operate, allowing him to provide critical insight into operational requirements and strategic planning. In that position, he is also able to promote the flow of information between the Board and management and provide management’s perspective on issues facing the Board. Mr. Chioini’s term as a Director will expire at the 2012 annual meeting of shareholders or upon the election and qualification of his successor.

Patrick J. Bagley, age 46, has been a Director since July 2005. Mr. Bagley is Senior Partner of the law firm Bagley and Langan, P.L.L.C. and has been a practicing attorney since 1995, with a focus on general legal matters and litigation. Since 1987, Mr. Bagley has been a licensed insurance agent licensed and certified in property and casualty insurance and certified in life, accident and health insurance. Mr. Bagley has started and managed numerous businesses including three different national franchises of retail service businesses. In addition, since 1988, Mr. Bagley has been a licensed real estate agent, real estate developer and real estate investor. Mr. Bagley brings strong risk management skills, substantial entrepreneurial experience and keen analytical abilities to the Board. His background as a lawyer provides a valuable perspective to the Board on legal, litigation and risk management matters. Mr. Bagley’s term as a Director will expire at the 2012 annual meeting of shareholders or upon the election and qualification of his successor.

Independence

Based on the absence of any material relationship between them and us, other than in their capacities as directors and shareholders, the Board of Directors has determined that each of Messrs. Boyd, Bagley and Holt are independent as independence is defined in the applicable NASDAQ Stock Market and SEC rules.

Pursuant to its charter, the Audit Committee is charged with monitoring and reviewing transactions and relationships involving independence and potential conflicts of interest with respect to our directors and executive officers. To the extent any such transactions are proposed, they would be subject to approval by the Board of Directors in accordance with applicable law and the NASDAQ Marketplace Rules, which require that any such transactions required to be disclosed in our proxy statement be approved by a committee of independent directors of our Board of Directors. In addition, our Code of Business Conduct and Ethics generally requires directors and employees to avoid conflicts of interest. There were no transactions since January 1, 2010, and there is no currently proposed transaction, in which the Company was or is to be a participant, the amount involved exceeded or will exceed $120,000, and in which any director, executive officer, 5% shareholder of the Company or any immediate family member of any of such persons had or will have a direct or indirect material interest.

SFP License

We are party to a license agreement, dated January 7, 2002, with Charak LLC and its owner, Dr. Ajay Gupta, for our SFP product that covers issued patents in the United States, the European Union and Japan, as well as patent and pending patent applications in other foreign jurisdictions. Dr. Gupta joined us as our Chief Scientific Officer in August 2009. The license agreement continues for the duration of the underlying patents in each country, or until August 14, 2016 in the United States and 2017 in Europe and Japan, and may be extended thereafter. If we are successful in obtaining FDA approval we may apply for an extension of our patent exclusivity for up to five years. The license agreement requires us to obtain and pay the cost of obtaining FDA approval of the SFP product in order to realize any benefit from commercialization of the product. In addition to funding safety pharmacology testing, clinical trials and patent maintenance expenses, we are obligated to make certain milestone payments and to pay ongoing royalties upon successful introduction of the product. In addition to payments made prior to Dr. Gupta joining us as an executive officer, the milestone payments include a payment of $50,000 which will become due upon completion of Phase III clinical trials, a payment of $100,000 which will become due upon FDA approval of the product and a payment of $175,000 which will become due upon issuance of a reimbursement code covering the product. This agreement was negotiated on an arm’s length basis before Dr. Gupta had any material relationship with us.

Executive Officers

The executive officers of the Company are elected or appointed annually and serve as executive officers of the Company at the pleasure of the Board of Directors. The Company’s current executive officers are described below.

Robert L. Chioini’s business experience is described above under “Class III Directors.”

Thomas E. Klema, CPA/MBA, age 57, has served as the Company’s Vice President, Chief Financial Officer, Treasurer and Secretary since January 1999. Prior to joining the Company, Mr. Klema was employed as Vice President of Finance and Administration at a specialty products division of Whistler Corporation from 1997 to 1998 and, from 1980 to 1996, held several management positions in the areas of finance, accounting, human resources, business planning, customer service and operations, including from 1993 to 1996 as a vice president, at Diversey Corporation, a subsidiary of the Molson Cos., until it was acquired by Unilever. Prior to 1980, Mr. Klema was employed as a certified public accountant. Mr. Klema holds both an MBA in finance and a BA in accounting from Michigan State University.

Richard C. Yocum, M.D., age 55, joined the Company as Vice President of Drug Development & Medical Affairs in February 2009. Prior to joining the Company, Dr. Yocum spent 15 years in clinical drug development and project team management within the biopharmaceutical industry. Dr. Yocum served as Vice President, Clinical Development & Medical Affairs at Halozyme Therapeutics, Inc. from 2005 to 2008; as Vice President, Clinical Development & Medical Affairs at Chugai Pharma USA, LLC from 2002 to 2005; as Executive Medical Director of Clinical Research at Ligand Pharmaceuticals Inc. from 1995 to 2002 and as Associate Director of Clinical Research at Gensia, Inc. from 1993 to 1995. Dr. Yocum graduated from Dartmouth College and earned his medical degree from Johns Hopkins University School of Medicine. He later completed his internal medicine residency at the University of California San Diego and had a general medicine practice for 11 years.

Ajay Gupta M.D., age 53, joined the Company as Chief Scientific Officer in June 2009. Prior to joining the Company, Dr. Gupta spent the prior seven years as an Associate Professor of Medicine at UCLA and Charles Drew University Schools of Medicine, Los Angeles, CA, where he had an active nephrology practice. Prior to that, Dr. Gupta served on the faculties of Henry Ford Hospital, Detroit, MI, University of Alabama, Birmingham, State University of New York, Syracuse and Washington University, St. Louis. Dr. Gupta also completed a clinical fellowship in Nephrology from Wayne State University, Detroit, Michigan and a research fellowship in Nephrology from Washington University, St. Louis, Missouri. Dr. Gupta, who is the Founder and Chairman of the Indian Society for Bone and Mineral Research, earned his MBBS degree and completed his residency in Internal Medicine from All India Institute of Medical Sciences, New Delhi. Dr. Gupta is the inventor of dialysate iron therapy using Soluble Ferric Pyrophosphate (SFP) and is also the inventor of intravenous iron therapy using slow continuous infusion of SFP, including as an adjunct to parenteral nutritional admixtures. He has filed a number of patents in the areas of drugs, medical devices and diagnostic tests.

Meetings and Committees of the Board of Directors

During 2010, the Board of Directors held six meetings. Each director attended 75% or more of the total number of meetings of the Board and committees of which he was a member in 2010. We encourage all of our Directors to attend the annual meeting of shareholders, if possible, but have no formal policy on such attendance. One director attended the 2010 annual meeting.

Audit Committee

We have an Audit Committee comprised of Messrs. Holt, Bagley and Boyd. The Board has determined that Kenneth L. Holt, who is the Chairman of the Audit Committee, is an “audit committee financial expert,” as defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is independent as independence for audit committee members is defined in applicable NASDAQ Stock Market and SEC rules. During 2010, the Audit Committee held five meetings. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.rockwellmed.com. Pursuant to its charter, the purpose of the Audit Committee is to assist the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The functions of the Audit Committee include, among other things, (1) monitoring the adequacy of the Company’s internal controls; (2) engaging and overseeing the work of the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, including the conduct of the annual audit and overseeing the independence of such firm; (3) overseeing our independent accountants’ relationship with the Company; (4) reviewing the audited financial statements and the matters required to be discussed by SAS 114 with management and the independent accountants, including their judgments about the quality of our accounting principles, applications and practices; (5) recommending to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K; (6) reviewing with management and the independent accountants the quarterly financial information before we file our Forms 10-Q; (7) reviewing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; (8) reviewing related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and, where appropriate, approving such transactions; and (9) monitoring with management the status of pending litigation.

Audit Committee Report

Our Audit Committee has:

•	Reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2010 with management;

•	Discussed with our independent accountants the matters required to be discussed by the statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	Received the written disclosures and the letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and

•	Discussed with our independent accountants the independent accountants’ independence.

Based on the review and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the SEC.

Management is responsible for our financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent accountants included in their report on our financial statements.

By the Audit Committee:

Ronald D. Boyd
Kenneth L. Holt
Patrick J. Bagley

Compensation Committee

We have a Compensation Committee composed of Messrs. Boyd, Holt and Bagley. The Compensation Committee has a written charter setting forth the responsibilities of the Committee, a copy of which is posted on our website at www.rockwellmed.com. The charter provides that the Compensation Committee will oversee, review, assess and approve (as to the chief executive officer) or recommend (as to all other executive officers) to the Board all compensation and benefits for executive officers and make recommendations to the Board for director compensation. The Compensation Committee is also responsible for administering the stock compensation program, reporting to the Board on compensation policies, programs and plans, and approving other employee compensation and benefit programs where Board action is necessary or appropriate. The Compensation Committee held four meetings in 2010. Except to the extent prohibited by NASDAQ Stock Market rules and state law, the Compensation Committee may delegate its authority to subcommittees when it deems appropriate and in the best interests of the Company.

Nominating and Advance Notice Procedures

Our Board of Directors does not have a standing nominating committee or a nominating committee charter. Instead, the full Board of Directors, a majority of the members of which are independent (as defined under applicable NASDAQ Stock Market rules), performs the function of a nominating committee. The Board of Directors believes it is appropriate not to have a standing nominating committee because we are a small business with little turnover in our Board of Directors. Moreover, we believe the current structure provides better oversight and is more efficient. The entire Board of Directors identifies the individuals to become Board members, but the approval of a majority of our independent directors is necessary to nominate directors to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies.

The Board of Directors’ policy is to consider any director candidates proposed by shareholders and evaluate them using the same criteria used to evaluate candidates submitted by the Board of Directors for nomination. Proposals of director candidates must be made pursuant to timely notice in writing to our Secretary, at Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393, as provided in our bylaws. The requirements for proposing director candidates, set forth in Section 2.5 of our bylaws, are described below.

Shareholders proposing director nominees at the 2012 annual meeting of shareholders must provide written notice of such intention, along with the other information required by Section 2.5 of our bylaws, to our Secretary at our principal executive offices no earlier than the close of business on January 27, 2012 and no later than the close of business on February 26, 2012. If the 2012 annual meeting date has been significantly advanced or delayed from the first anniversary of the date of the 2011 annual meeting, then the notice and information must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the annual meeting. With respect to an election to be held at a special meeting of shareholders, such notice must be given in accordance with the procedures set forth in our bylaws no earlier than the close of business on the 120th day before and not later than the close of business on the 90th day before the date of such special meeting or, if later, the 10th day after the first public disclosure of the date of such special meeting. Notwithstanding the foregoing, if the number of directors to be elected is increased and there is no public disclosure regarding such increase or naming all of the nominees for director at least 100 days prior to the first anniversary of the prior year’s annual meeting, then shareholder notice with regard to nomination of directors shall be considered timely if received by our Corporate Secretary no later than the tenth day following public disclosure of the increase in the number of directors to be elected. A proponent must also update the information provided in or with the notice at the times specified by our bylaws. Nominees for director pursuant to a notice which does not contain the information required by our bylaws or which is not delivered in compliance with the procedure set forth in our bylaws will not be considered at the shareholders meeting.

Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to nominate directors. The nominating shareholder (or his qualified representative) must attend the shareholders meeting in person and present the proposed nominee in order for the proposed nominee to be considered.

The Board of Directors has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Board of Directors uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Board of Directors and our then current needs, although the Board does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our Directors or officers. While the Board has no written policy with respect to the selection criteria for directors, the Board considers the diversity and complementary skills of the Board as a whole and the breadth and depth of experience of each director nominee in relation to the firm’s current and prospective business in determining nominees for the Board.

Board Leadership Structure and Risk Oversight

The Board believes that Mr. Chioini, the Company’s President and Chief Executive Officer, is best situated to serve as Chairman of the Board because he is ultimately responsible for overseeing the business operation of the Company, identifying Company priorities and opportunities, and executing the Company’s strategic plan. The Board also believes having Mr. Chioini as Chairman better promotes the flow of information between management and the Board than would a chairman who was an outside director, while the small size of the Board promotes a close and less formal working relationship among all of the directors and requires all of the independent directors to be more closely involved in oversight in much the same manner as a lead director, and therefore has no lead director designated as such. Although the Board further believes that independent oversight of management is an important component of an effective board of directors and is essential to effective governance, the Board believes that the current governance structure is the most effective corporate governance structure for the development of the Company’s strategic opportunities given its target market, scale of operation and available resources and the current size of the Board, and is currently the most effective structure to facilitate organizational matters and communication among the directors.

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. While the Board oversees the Company’s risk management and establishes policies, Company management is responsible for day-to-day risk management processes. The Board and its committees administer their risk oversight function through regular, periodic reporting from and discussions with management appropriate to the nature and magnitude of the particular risk. The Audit Committee oversees management of financial risks and risks associated with conflicts of interest. The Compensation Committee oversees management of risks relating to executive compensation plans and arrangements. While each committee is responsible for evaluating certain risks and overseeing management of those risks, the entire Board is regularly informed about those risks. In addition, management’s role is to evaluate and assess business risks and to inform the Board of its evaluation of such business risks periodically.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and Directors, including our principal executive officer, principal financial officer and principal accounting officer or controller. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships,

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make,

•	Compliance with applicable governmental laws, rules and regulations,

•	The prompt internal reporting of violations of the Code of Business Conduct and Ethics to the appropriate person or persons, and

•	Accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics is posted on our website at www.rockwellmed.com and is an exhibit to our Annual Report on Form 10-K. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendments to, or a waiver from, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in the applicable SEC rule by posting such information on our website at www.rockwellmed.com within four business days following the date of the amendment or waiver.

Shareholder Communications with the Board

The Board of Directors has a process for shareholders to send communications to our Board of Directors or Audit Committee, including complaints regarding accounting, internal accounting controls or auditing matters. Communications may be sent to our Board of Directors, our Audit Committee or specific Directors by regular mail to the attention of our Board of Directors, our Audit Committee or specific Directors, at our principal executive offices at 30142 Wixom Road, Wixom, Michigan 48393. All of these communications will be initially reviewed by our Secretary (1) to filter out communications that the Secretary deems are not appropriate for the Directors, such as communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate Directors.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Our Compensation Objectives

Our Compensation Committee is responsible for establishing and administering the policies governing compensation for our executive officers. The key objectives established by our compensation committee for our compensation program are to:

a) Attract and retain superior caliber key executive personnel;

b) Motivate and reward executives who are critical to our success; and

c) Provide a competitive compensation package that aligns the interests of our management with the interests of our shareholders and encourages the creation of shareholder value.

In order to position the Company for its development as a specialty bio-pharmaceutical company and to meet the foregoing objectives, the Compensation Committee provides the named executive officers with competitive short term cash compensation in the form of salary and bonus to attract and retain key personnel and provides appropriate long term compensation through equity-based compensation awards that align shareholder and management interests to motivate management to optimize shareholder value. References in this discussion to the named executive officers, or NEOs, are to the individuals listed in the Summary Compensation Table.

Basis for Our Compensation Structure

Our Board of Directors believes that the Company has a unique opportunity to create substantial shareholder value as an evolving specialty bio-pharmaceutical company. The Company’s strategy to reposition itself as a specialty bio-pharmaceutical company developing high potential pharmaceuticals is a longer term, multi-year strategy. In order to execute on this strategy, we recognized the need to build our organizational structure and particularly the need for a broader management team with more diverse skills who could lead and direct our development efforts. An important element of this strategy was to develop a comprehensive and longer term compensation strategy for the executive team that would help us attract and retain quality leaders.

In early 2008, based on a compensation study prepared by management from publicly available data from over 230 biotech, specialty pharmaceutical and other medical device companies, the Compensation Committee determined appropriate compensation ranges for current and future executives in their respective positions relative to this peer review. The companies included in the study represent a cross section of those companies in our industry that management believed were the most similarly situated to our current size and business or the size and business we expect to attain in the next few years based on the strategy described above. Due to the Company’s unique position across these multiple segments and sectors, the Committee believes that this analysis provides a comprehensive and balanced perspective. The Company completed an updated compensation analysis in 2010 of 50 life science companies and used this analysis as an additional benchmark reference. This analysis included life science companies with market capitalization in the $175 — $350 million range. The Board believes this range provides an appropriate benchmark for compensation planning purposes and which is consistent with its expectations for the Company’s valuation potential in the current compensation planning cycle. Compensation benchmarks provide the Compensation Committee with a set of reference points in making an informed judgment on competitive pay plans. In addition, the Compensation Committee assesses other factors, including the executive’s role or roles with the Company, the breadth of knowledge and skill the executive possesses, the executive’s ability to influence the development of the business, demonstrated leadership in the executive’s area of expertise, leadership continuity and executive retention and motivation as well as other factors that the Compensation Committee determine are important and relevant to the executive’s compensation. The Committee commissioned the 2008 study in anticipation of the future recruitment of key officers to lead and direct the Company’s drug development efforts. In 2009, we hired Dr. Yocum and Dr. Gupta as the Vice President of Clinical Development and Chief Scientific Officer, respectively. Compensation for these positions was determined through negotiations with these individuals, based on the parameters established from the compensation study completed in 2008. The salaries of our chief executive officer and the chief financial officer were also increased in 2008 based on the 2008 compensation study and informal input from the chief executive officer.

We also have in place the 2007 Long Term Incentive Plan, which permits the Compensation Committee to award a wide variety of incentive awards, including equity-based awards in various forms such as stock options and restricted stock. The Committee uses equity-based awards under this plan to provide the NEOs with long term incentives intended to align their interests with shareholder value creation. The long term incentive compensation strategy has been to issue equity-related compensation primarily in the form of nonqualified stock options with vesting in installments over a three year period and an exercise price equal to the fair market value of our Common Shares on the grant date. Structured in this way, the options have value only to the extent our stock price increases during the ten year term of the options. The structure also encourages retention, as unvested portions of the options are forfeited upon termination of employment other than in connection with death, disability or change in control and vested portions must be exercised within an abbreviated time frame. The phased three year vesting period retains the long term element of equity-based incentives while enabling earlier rewards if achievements result in a higher stock value. We have tended to grant proportionately more equity-based compensation than cash compensation in part because of its long term motivational aspects and also as a means of conserving our cash resources during this period of development and operational losses. The Compensation Committee makes situational assessments of both the timing and frequency of equity compensation awards based upon the developmental status and progress of the business in achieving its goals and objectives and input from management and typically makes the assessments and grants on an annual basis, but occasionally makes them more or less frequently based on specific development milestones and events.

The other aspects of our compensation program also reflect our preference to keep operating expenses to a minimum to conserve cash resources. The Company offers a 401(k) plan for individual retirement savings opportunities for executives, but the plan is non-contributory by the Company and we have no other pension or retirement plan or deferred compensation arrangement for our named executive officers. Personal savings and assets realized from long term equity incentives are expected to be the primary sources of assets to fund post retirement income for the management team.

The perquisites we offer our named executive officers are modest, as we believe our NEOs are fairly compensated through the other parts of the compensation package. The Company provides long term disability insurance for the NEOs at a nominal cost per covered executive. In addition, Mr. Chioini receives a vehicle allowance consistent with our historical practice since the Company’s inception. The Compensation Committee believes this element helps to make his compensation package overall more competitive.

We have no employment, termination, severance or change in control agreements or arrangements with our NEOs at this time. We believe the equity-based awards held by the NEOs, which will vest upon a change in control, provide sufficient incentive for them to remain engaged should the Company be sold. The Compensation Committee may determine in the future that it is appropriate to enter into such agreements with the NEOs to accomplish the objectives set forth above.

In view of the substantial beneficial ownership of our NEOs, we currently do not have any established stock ownership guidelines.

Key Elements of Compensation for 2010

In establishing cash and equity-based compensation, the Compensation Committee took into account a number of factors, including the compensation study data, the unique skills and attributes of the executive in his leadership role, the respective importance of the executive’s position and the executive’s performance, contributions and leadership demonstrated. In this regard, the Compensation Committee relies on input from the chief executive officer regarding the performance of the other NEOs and its own assessment of the chief executive officer’s performance.

Salaries.  In January 2010, based on the chief executive officer’s recommendation, the Compensation Committee approved annual salary increases of 6.5%, 7.3%, 7.2% and 16.8% for Mr. Chioini, Mr. Klema, Dr. Yocum and Dr. Gupta, respectively, based on 2009 business results and accomplishments. Based on our 2010 compensation study executive officers’ salaries are estimated to be within 10% of the average salaries for similar positions. While the Committee has not targeted a specific level for compensation in comparison to these studies, it believes current compensation levels are necessary in order to meet the key objectives of our compensation program. The chief executive officer was not present for the deliberations or voting by the Compensation Committee on the determination of executive compensation.

Bonuses.  Bonus potential for executive positions was set at 25% of base salary by the Compensation Committee for 2010, which was determined based on the 2008 compensation study and which was at the lower end of the bonus benchmarks for the 2008 study and in the lowest quartile of the 2010 study. The Compensation Committee’s objective was to conserve cash resources and to emphasize rewarding longer term capital appreciation in the Company’s overall valuation through equity-based compensation, thereby aligning shareholder and management interests, while, to a lesser degree, motivating and rewarding achievement of near term goals and objectives. The Compensation Committee also retained the flexibility of recognizing exceptional outcomes in development, job performance and value creation through supplemental discretionary bonuses separate from the targeted bonus levels. The proportion of the bonus potential to be awarded and whether to award any bonuses at all was based on the subjective judgment of the Compensation Committee based on its evaluation of the executive team’s contributions during 2010 to the development of the Company and its progress toward meeting key objectives for the Company’s growth and development and on informal input from the chief executive officer. The key objectives met during 2010 included progress in the clinical development of the Company’s lead drug candidate, including the preparation for its Phase III clinical program, new product initiatives, and the substantial improvement in the Company’s business operations and generation of positive cash flow from the Company’s operations, excluding research and development. The Compensation Committee approved a bonus award to Mr. Chioini of $198,750, which included achievement of 2010 objectives of 25% of base pay and an additional $75,000 for milestone achievements in the Company’s development over the last several years. The aggregate bonus payout to Mr. Chioini was below the mean CEO bonus payout in the 2010 study. Dr. Gupta and Mr. Klema were awarded bonuses of $87,000 and $73,750, respectively, based upon 2010 Company achievements, individual contribution to the Company’s achievements and the recommendation of the chief executive officer.

Equity Compensation.  The Compensation Committee also granted options to the NEOs in 2010. All grants were made on the terms included in our standard executive option grant form agreement. All awards have an exercise price equal to fair market value on the date of the award. The options become exercisable in equal installments over three years beginning on the first anniversary of the grant date and have a term of ten years. The amounts were recommended by the chief executive officer based on the level of responsibility and influence the individuals are expected to contribute to the business development, implementation of strategic initiatives and their anticipated contributions toward creating or increasing business value. In determining the size of the awards to NEOs, the Compensation Committee also considered factors such as overall performance of the Company and the executive, progress toward stated objectives, contributions to overall corporate development, non-cash financial expense, tax implications of the equity awards and their potential to increase shareholder value. Restricted stock grants were awarded for overall business development efforts primarily focused on new business development initiatives and to provide further incentive for increasing shareholder value. These grants were made on the terms included in our standard executive restricted stock grant form agreement.

In order to facilitate our strategy of broadening our management team and recruiting life science executives to our Company, we determined last year to increase the number of shares subject to the 2007 Long Term Incentive Plan. As discussed in this proxy statement under “Proposal to Approve Amendment and Restatement of 2007 Long Term Incentive Plan,” the Board of Directors has determined to further increase the number of shares subject to that plan so that an adequate number of shares will continue to be available for grants to both current and newly hired executives in accordance with the program described above. The Compensation Committee approved grants in January 2011 to certain NEOs on the same basis as the 2010 grants, subject to shareholder approval of the proposed increase in the number of shares subject to the LTIP.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts the deductibility of executive compensation paid to our chief executive officer and any of our four other most highly compensated executive officers at the end of any fiscal year to not more than $1 million in annual compensation (including gains from the exercise of certain stock option grants). Qualifying performance-based compensation, including gains from option exercises, is exempt from this limitation if it complies with the various conditions described in Section 162(m) and the accompanying regulations. The 2007 Long Term Incentive Plan contains provisions intended to cause compensation realized in connection with the exercise of options granted thereunder to be exempt from the Section 162(m) restrictions.

Our compensation program may result in payments from time to time that are subject to these restrictions on deductibility, but we do not believe the effect of these restrictions on us is currently material. It may be appropriate to exceed the limitation on deductibility to ensure that executive officers are compensated in a manner that is consistent with our best interests, the best interests of our shareholders and our executive compensation philosophy and objectives, and we reserve the authority to approve non-deductible compensation in appropriate circumstances.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Committee’s review of, and the discussions with management with respect to, the Compensation Discussion and Analysis, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

COMPENSATION COMMITTEE:	Patrick J. Bagley
Ronald D. Boyd
Kenneth L. Holt

Summary Compensation Table

The following table summarizes compensation paid to or earned by the Company’s executive officers who were serving as such at December 31, 2010, whom we refer to as our NEOs, during 2010, 2009 and 2008.

Summary Compensation Table

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)(a)	($)(b)	($)(c)	($)(d)	($)

Robert L. Chioini	2010	495,000	198,750	586,180	1,011,955	20,231	2,312,116
Chairman, President and Chief	2009	465,000	116,250	—	934,493	21,979	1,537,722
Executive Officer	2008	465,000	40,000	309,000	633,295	18,775	1,466,070
Thomas E. Klema	2010	295,000	73,750	351,708	475,644	—	1,196,102
Chief Financial Officer, Secretary	2009	275,000	68,750	—	519,163	—	862,913
and Treasurer	2008	275,000	20,000	154,500	152,576	—	602,076
Dr. Ajay Gupta (e)	2010	348,000	87,000	439,635	528,791	—	1,403,426
Chief Scientific Officer	2009	159,315	38,000	—	830,660	—	1,027,975
Dr. Richard C. Yocum (e)	2010	298,000	—	—	328,823	—	626,823
Vice President of Drug	2009	235,231	58,000	—	180,520	—	473,751
Development & Medical Affairs

(a)	These bonus amounts were approved by the Compensation Committee following the year end, but constitute compensation earned for services rendered in the year shown.

(b)	The amounts reported in this column represent grant date fair values of restricted stock awards computed in accordance with FASB ASC Topic 718. These restricted stock awards were valued at the closing market price on the date of grant, or $3.09 per share for 2008 and $5.8618 per share for 2010.

(c)	The amounts reported in this column represent grant date fair values of stock option grants made during such year determined using the Black Scholes option pricing model, excluding any forfeiture reserves. For stock options granted in 2010, we assumed a dividend yield of 0.0%, risk free interest rates of 1.8-2.8%, volatility of 66% and expected lives of 6 years. For stock options granted in 2009, we assumed a dividend yield of 0.0%, risk free interest rates of 2.1-3.2%, volatility of between 65-66% and expected lives of 6 years. For stock options granted in 2008, we assumed a dividend yield of 0.0%, risk free interest rates of 2.4-3.4%, volatility of between 67-73% and expected lives of 6 years.

(d)	For Mr. Chioini, the amounts reported reflect payments made by the Company under its lease car program of $16,779, $18,177, and $15,323, and premiums for long-term disability insurance of $3,452, $3,802, and $3,452 in 2010, 2009, and 2008, respectively. The incremental cost to the Company of perquisites provided to the other NEOs did not exceed $10,000 and, therefore, has been excluded pursuant to applicable SEC rules.

(e)	Dr. Gupta joined the Company in June 2009 and Dr. Yocum joined the Company in February 2009.

Grants of Plan-Based Awards

The NEOs received the equity-based awards set forth in the table below under the 2007 Long Term Incentive Plan, or LTIP, during 2010.

Grants of Plan-Based Awards Table for 2010

			All Other
		All Other	Option
		Stock	Awards:		Grant Date
		Awards:	Number of		Fair Value of
		Number of	Securities	Exercise Price	Stock and
		Shares of	Underlying	of Option	Option
		Stock	Options	Awards	Awards
Name	Grant Date	(#)	(#)	($/sh)	($)

Robert L. Chioini	1/15/2010		150,000	$7.13	$657,645
	8/13/2010	100,000	100,000	$5.8618	$940,490
Dr. Ajay Gupta	1/15/2010		60,000	$7.13	$263,058
	8/13/2010	75,000	75,000	$5.8618	$705,368
Thomas E. Klema	1/15/2010		60,000	$7.13	$263,058
	8/13/2010	60,000	60,000	$5.8618	$564,294
Dr. Richard C. Yocum	1/15/2010		75,000	$7.13	$328,823

The option grants were made pursuant to terms stated in an option agreement adopted under the LTIP by the Compensation Committee. The option agreements provide that the options become exercisable in three equal annual installments beginning on the one year anniversary of the grant date as long as the grantee remains employed by us. The options become fully exercisable immediately upon (i) the grantee’s death or permanent disability or (ii) upon a “change in control” (as defined in the LTIP). The Compensation Committee has the right to accelerate vesting or extend the time for exercise. The exercise price of the options is the fair market value per share of our Common Shares on the grant date as determined under the LTIP. The grantee may pay the exercise price in cash, with previously acquired shares that have been held at least six months or pursuant to a broker-assisted cashless exercise method. The stock options will expire 10 years after the grant date and will immediately terminate to the extent not yet exercisable if the grantee’s employment with us is terminated for any reason other than death or disability. If the grantee’s employment is terminated other than due to death or disability on or after the date the options first become exercisable, then the grantee has the right to exercise the option for three months after termination of employment to the extent exercisable on the date of termination. If the grantee’s employment terminates due to death or disability, the grantee or the grantee’s estate has the right to exercise the option at any time during the remaining term to the extent it was not previously exercised. The option agreement also provides that options issued to the grantee may not be transferred by the grantee except pursuant to a will or the applicable laws of descent and distribution or transfers to which the Compensation Committee has given prior written consent. Until the issuance of Common Shares pursuant to the exercise of stock options, holders of stock options granted under the option agreement have no rights of holders of our Common Shares.

The restricted stock grants were made pursuant to terms stated in a restricted stock award agreement adopted under the LTIP by the Compensation Committee. The restricted stock award agreements provide that, so long as the grantee remains employed by us, the restricted stock fully vests upon the earlier of (i) in two equal installments on the eighteen-month (or in the case of the August 2010 grants, approximately the 19-month) and thirty-six month anniversaries of the grant date, or (ii) subject to the right of the Compensation Committee to declare otherwise, a “change in control” (as defined in the LTIP). If the grantee’s employment is terminated for any reason prior to the restricted stock becoming fully vested, the grantee forfeits the restricted stock, unless otherwise determined by the Compensation Committee. The restricted stock agreement also provides that restricted stock issued to the grantee may not be transferred by the grantee in any manner prior to vesting. Grantees otherwise have all rights of holders of our Common Shares, including voting rights and the right to receive dividends.

A “change in control” is generally defined in the LTIP as any of the following events:

(i) If the Company consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger;

(ii) If the Company permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;

(iii) If the Company dissolves or liquidates;

(iv) If the Company effects a share exchange, capital reorganization or reclassification in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Shares;

(v) If any one person, or more than one person acting as a group, acquires ownership of Common Shares possessing 35% or more of the total voting power of the Common Shares;

(vi) If a majority of members on the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(vii) If there is a change in the ownership of a substantial portion of the Company’s assets, which shall occur on the date that any one person, or more than one person acting as a group acquires assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

The table below shows the value of the unvested options and restricted stock that would have become vested at December 31, 2010 if a change in control had occurred on such date or, in the case of options, if the named executive officers’ employment had terminated on such date due to death or disability. The value is based upon the closing price on December 31, 2010 and, in the case of options, the spread between such price and the exercise price of the options that would have become exercisable.

	Change in	Death or
Name	Control	Disability

Robert L. Chioini	$1,993,902	$808,902
Dr. Ajay Gupta	946,231	353,731
Thomas E. Klema	1,064,922	393,422
Dr. Richard C. Yocum	385,752	385,752

Employment Agreements

Each of our executive officers is employed at will, and we have no employment, termination or change in control agreements with our executive officers. We do not pay any benefits to our executive officers under any plan that provides for retirement benefits or payments in connection with resignation, retirement or other termination, except as described above with respect to restricted shares and stock options or as the Board or the Compensation Committee may determine at the time of any such termination.

Outstanding Equity Awards At Fiscal Year-End

The following table shows certain information regarding outstanding equity awards at December 31, 2010 for the NEOs.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying				Number	Market Value
	Unexercised	Unexercised		Option	Option	of Shares That	of Shares That
	Options (#)	Options (#)		Exercise	Expiration	Have Not	Have Not
Name	Exercisable	Unexercisable		Price ($)	Date	Vested (#)	Vested ($)(k)

Robert L. Chioini	125,000 (a)			$0.70	10/11/2011
	143,000			$0.55	12/16/2012
	300,000			$1.81	6/18/2013
	25,000			$3.06	9/17/2013
	105,000 (a)			$4.05	1/13/2014
	335,000			$2.79	12/22/2014
	375,000			$4.55	12/15/2015
	250,000			$6.50	12/17/2017
	50,000	25,000	(b)	$6.50	04/03/2018
	116,667	58,333	(c)	$3.09	11/19/2018
	75,000	150,000	(d)	$6.74	6/18/2019
		150,000	(f)	$7.13	1/15/2020
		100,000	(g)	$5.8618	8/13/2020
						150,000 (h)	$1,185,000
Thomas E. Klema	100,000			$0.70	10/11/2011
	68,000			$0.55	12/16/2012
	150,000			$1.81	6/18/2013
	25,000			$3.06	9/17/2013
	85,000			$4.05	1/13/2014
	115,000			$2.79	12/22/2014
	187,500			$4.55	12/15/2015
	175,000			$6.50	12/17/2017
	53,334	26,666	(c)	$3.09	11/19/2018
	41,667	83,333	(d)	$6.74	6/18/2019
		60,000	(f)	$7.13	1/15/2020
		60,000	(g)	$5.8618	8/13/2020
						85,000 (i)	$671,500
Dr. Ajay Gupta	66,667	133,333	(d)	$6.74	6/18/2019
		60,000	(f)	$7.13	1/15/2020
		75,000	(g)	$5.8618	8/13/2020
						75,000 (j)	$592,500
Dr. Richard C. Yocum	33,333	66,667	(e)	$2.98	3/05/2019
		75,000	(f)	$7.13	1/15/2020

(a)	50,000 of the options subject to the grant expiring in October 2011 and 60,000 of the options subject to the grant expiring in January 2014 were transferred pursuant to a 2007 domestic relations order and are not included in the table.

(b)	These options vest in three equal annual installments beginning April 3, 2009. The options would become immediately exercisable upon death, disability or a change in control.

(c)	These options vest in three equal annual installments beginning November 19, 2009. The options would become immediately exercisable upon death, disability or a change in control.

(d)	These options vest in three equal annual installments beginning June 18, 2010. The options would become immediately exercisable upon death, disability or a change in control.

(e)	These options vest in three equal annual installments beginning March 5, 2010. The options would become immediately exercisable upon death, disability or a change in control.

(f)	These options vest in three equal annual installments beginning January 15, 2011. The options would become immediately exercisable upon death, disability or a change in control.

(g)	These options vest in three equal annual installments beginning August 13, 2011. The options would become immediately exercisable upon death, disability or a change in control.

(h)	50,000 of these shares vest on each of November 19, 2011, March 10, 2012 and August 13, 2013 or immediately upon a change in control.

(i)	25,000 of these shares vest on November 19, 2011, 30,000 vest on each of March 10, 2012 and August 13, 2013, and all vest immediately upon a change in control.

(j)	37,500 of these shares vest on each of March 10, 2012 and August 13, 2013, or immediately upon a change in control.

(k)	Value was determined by multiplying the number of shares that have not vested by the closing price of our Common Shares as of December 31, 2010 ($7.90).

Option Exercises and Stock Vested

The following table provides information with respect to options exercised by the named executive officers during 2010 and shares of restricted stock held by the named executive officers that vested during 2010.

Option Exercises and Stock Vested for 2010

	Option Awards		Stock Awards
Number of Shares
	Acquired on	Value Realized on	Number of Shares	Value Realized on
Name	Exercise	Exercise	Acquired on Vesting	Vesting

Robert L. Chioini	—	—	50,000	$283,500
Thomas E. Klema	—	—	25,000	$141,750
Dr. Ajay Gupta	—	—	—	—
Dr. Richard C. Yocum	—	—	—	—

Director Compensation

In 2010, non-employee directors of the Company did not receive any cash compensation. No fees were paid for attendance at any Board or committee meetings, but the non-employee directors were reimbursed for their expenses incurred in attending Board and committee meetings in accordance with Company policy.

The non-employee directors are eligible to receive grants under the 2007 Long Term Incentive Plan. The making of any such grants and the terms of such grants are determined by the Compensation Committee. On each of January 15, 2010 and August 13, 2010, each non-employee director was granted options to purchase 25,000 Common Shares at an exercise price equal to the closing market price on the grant date. The options vest in three equal annual installments beginning one year after the date of grant and expire ten years after the date of grant. The amount in the table below represents the grant date fair value of such grants determined in accordance with FASB ASC Topic 718 using the Black Scholes option pricing model, excluding any forfeiture reserves. We assumed a dividend yield of 0.0%, risk free interest rate of 1.8-2.8%, volatility of 66% and expected lives of 6 years.

2010 Director Compensation

	Option
	Awards
Name	($)(a)	Total ($)

Patrick J. Bagley	198,185	198,185
Kenneth L. Holt	198,185	198,185
Ronald D. Boyd	198,185	198,185

(a)	The following table shows certain information regarding outstanding equity awards at December 31, 2010 for the non-employee Directors.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($)	Date

Ronald D. Boyd	20,000		$0.67	10/2/2011
	25,000		$1.81	6/18/2013
	25,000		$3.06	9/17/2013
	10,000		$4.05	1/13/2014
	25,000		$2.79	12/22/2014
	25,000		$4.55	12/15/2015
	50,000		$6.50	12/17/2017
	16,667	8,333	$3.09	11/19/2018
	8,333	16,667	$6.74	6/18/2019
		25,000	$7.13	1/15/2020
		25,000	$5.8618	8/13/2020
Kenneth L. Holt	25,000		$3.06	9/17/2013
	10,000		$4.05	1/13/2014
	25,000		$2.79	12/22/2014
	25,000		$4.55	12/15/2015
	50,000		$6.50	12/17/2017
	16,667	8,333	$3.09	11/19/2018
	8,333	16,667	$6.74	6/18/2019
		25,000	$7.13	1/15/2020
		25,000	$5.8618	8/13/2020
Patrick J. Bagley	25,000		$4.55	12/15/2015
	50,000		$6.50	12/17/2017
	16,667	8,333	$3.09	11/19/2018
	8,333	16,667	$6.74	6/18/2019
		25,000	$7.13	1/15/2020
		25,000	$5.8618	8/13/2020

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company asks that you indicate your support for our executive compensation policies and practices as described in the Company’s Compensation Discussion and Analysis, accompanying tables and related narrative contained in this proxy statement. The Compensation Committee, comprised solely of independent directors, is responsible for our compensation policies and practices and has established a process for the review and approval of compensation programs and amounts awarded to our executive officers without encouraging excessive risk-taking. One of the key principles underlying our Compensation Committee’s compensation philosophy is pay for performance. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders. Please refer to the section of this proxy statement entitled “Compensation of Executive Officers and Directors” for a detailed discussion of our executive compensation practices and philosophy.

In accordance with recent legislation and related rules of the SEC, the Company is providing shareholders with an advisory vote on compensation programs for our NEOs (sometimes referred to as “say on pay”). Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:

Resolved, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in “Compensation of Executive Officers and Directors,” including the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this proxy statement.

Approval of the proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Shares entitled to vote on the proposal. Abstentions and broker non-votes will not be deemed votes cast in determining approval of this proposal and will not have the effect of a vote for or against the proposal. Your vote is advisory and so will not be binding on the Board. However, the Board and the Compensation Committee value the opinion of shareholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESOLUTION REGARDING EXECUTIVE COMPENSATION AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS AND THE COMPENSATION TABLES AND OTHERWISE IN THIS PROXY STATEMENT.

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON
EXECUTIVE COMPENSATION

Shareholders of the Company have the opportunity to advise the Compensation Committee and the Board of Directors regarding how frequently to conduct the advisory vote on executive compensation, commonly known as “Say on Pay.” Shareholders may indicate their preference on whether the advisory vote on executive compensation should be held every one, two or three years, or may abstain. Although the Board recommends that shareholders choose to hold the “Say on Pay” vote every three years, the proxy card will include all four of these choices and shareholders will not be voting to approve or disapprove the Board’s recommendation.

After careful consideration of the frequency alternatives, the Board believes that conducting the advisory vote on executive compensation every three years is appropriate. The Board believes that holding this vote every three years will be the most effective timeframe because it will provide our Board of Directors and Compensation Committee with sufficient time to engage with our shareholders following each such vote, to understand any concerns our shareholders may have regarding our compensation policies and practices, and to implement any changes the Board deems appropriate in response to the vote results. In addition, one aspect of our executive compensation philosophy is the alignment of our executive officers’ long-term interests with those of our shareholders, and a vote every three years will provide shareholders with additional time to evaluate the effectiveness of our executive compensation philosophy as it relates to our performance.

Although this advisory vote on the frequency of the “say on pay” vote is nonbinding, the Board will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF HOLDING THE “SAY ON PAY” ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

PROPOSAL TO APPROVE AMENDMENT AND RESTATEMENT OF THE 2007 LONG TERM INCENTIVE PLAN

The Board of Directors is seeking approval of an amendment and restatement of the 2007 Long Term Incentive Plan that will increase the total number of Common Shares subject to the LTIP from 3,500,000 to 4,500,000 shares. Approval of the amendment and restatement will also have the effect of reapproving the performance measures in the LTIP for purposes of the performance-based compensation exemption in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. In addition, certain grants to NEOs and directors, described below under “Grants Previously Made Under the LTIP” have been made that are contingent upon shareholder approval of the proposed amendment and restatement of the LTIP.

Our Board of Directors and our shareholders have approved the LTIP as amended to date. Our Board approved the proposed amendment and restatement on March 7, 2011, but the proposed amendment will not be implemented unless approved by shareholders. A copy of the LTIP as amended and restated has been filed with the SEC as an appendix to this proxy statement and is available for review through our investor relations website at www.rockwellmed.com/invest.htm, and from the SEC at www.sec.gov. We suggest that you read the amended and restated LTIP in its entirety.

The purpose of the LTIP is to encourage our employees, directors and consultants to own Common Shares and align their interests with those of shareholders. We believe that the LTIP enhances our ability to attract, motivate and retain qualified employees, directors and consultants, and encourages strong performance. Also, as part of our strategic plan to expand our product offerings and to bring our SFP product to market, we intend to continue recruiting life science executives to our Company. As a result, we believe that adding a limited number of additional shares to the LTIP to facilitate future grants in furtherance of these goals is in our and our shareholders’ best interests. Other than the increase in the number of shares subject to the LTIP, the amended and restated LTIP is not otherwise being modified. There were 267,333 shares remaining available for future grants under the LTIP as of April 1, 2011.

Shares Available For Grant and Options/Warrants Outstanding

The following information is provided as of December 31, 2010 with respect to our existing compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance:

			Number of securities
			remaining available
	Number of securities to be		for future issuance
	issued upon exercise of	Weighted-average	under equity
	outstanding options,	exercise price of	compensation plans
	warrants	outstanding options,	(excluding securities
	and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	5,289,334	$4.52	310,333
Equity compensation plans not approved by security holders	1,180,200	$5.77	—

Total	6,469,534	$4.75	310,333

In 2007, 2008, 2009 and 2010, we issued warrants to purchase Common Shares pursuant to compensation arrangements with various non-employee consultants who provide (or provided) services to us, including providing investor relations consulting services and introducing the Company to potential licensing partners and acquisition candidates and acting as a liaison to the equity investment community. These were not issued under a preexisting plan and shareholder approval for these transactions was not required or sought. The exercise price and the number of Common Shares purchasable upon exercise of the warrants are subject to adjustment in certain events including: (a) a stock dividend payable in Common Shares, stock split, or subdivision of our Common Shares; and (b) reclassification of our Common Shares or any reorganization, consolidation, merger, or sale, lease, license, exchange or other transfer of all or substantially all of the business and/or assets of the Company.

As of October 3, 2007, we entered into a consulting agreement pursuant to which we have issued warrants to acquire 135,000 Common Shares. The warrants were earned at the rate of 15,000 warrants per month of service. The first 90,000 warrants that were earned have an exercise price of $7.00 per share and the remaining 45,000 warrants have an exercise price of $7.50 per share and in each case are exercisable for cash. The warrants expire at the close of business on October 3, 2011. These warrants became exercisable on the first anniversary of the date on which they were earned and may be exercised in whole or in part at any time until their expiration. The Common Shares underlying these warrants have been registered for resale by the holder under the Securities Act of 1933.

On November 28, 2007, we entered into an agreement pursuant to which we issued warrants to acquire 80,000 Common Shares at an exercise price of $10.00 per share, exercisable for cash at any time during the period from

November 28, 2008 to November 28, 2012. The Common Shares underlying these warrants have been registered for resale by the holder under the Securities Act of 1933.

On May 28, 2008, we entered into an advisory agreement pursuant to which we issued warrants to acquire 100,000 Common Shares. The warrants were immediately earned and became exercisable on May 28, 2009. The warrants will expire on May 28, 2012. The warrants would have expired upon a termination of the agreement prior to May 28, 2009 (A) by us due to a material breach of the agreement by the consultant or (B) by the consultant. The warrants have an exercise price of $9.00 per share and may be exercised on a cashless basis or for cash. The Common Shares underlying these warrants have been registered for resale by the holder under the Securities Act of 1933. During 2010, we agreed to extend the term and revise the exercise price of these warrants in consideration for additional services. The exercise price of these warrants was reduced to $8.00 from $9.00 and their term extended by one year to May 28, 2013.

On September 30, 2008, we entered into an advisory agreement pursuant to which we issued warrants to acquire 60,000 Common Shares. The warrants were earned in 20,000 share increments on September 30, 2008, January 1, 2009 and July 1, 2009. The warrants became exercisable on January 1, 2010 and will expire on September 30, 2012. Upon a termination of the agreement (A) by us due to a material breach of the agreement by the consultant or (B) by the consultant, any unearned warrants at the time of such termination would have expired. The warrants have an exercise price of $6.50 per share and may be exercised on a cashless basis or for cash. The Common Shares underlying these warrants have been registered for resale by the holder under the Securities Act of 1933.

In November 2008, the Company entered into an advisory agreement, as amended, pursuant to which we issued warrants to acquire a total of 700,000 Common Shares. All of the warrants were immediately earned. Warrants to purchase 300,000 Common Shares at an exercise price of $1.99 per share became exercisable on November 5, 2009, and will expire on November 5, 2011. The warrants would have expired upon an earlier termination of the agreement prior to November 5, 2009 (A) by us due to a material breach of the agreement by the consultant or (B) by the consultant. Warrants to purchase 400,000 Common Shares will become exercisable on November 5, 2010, and will expire on the earlier of (i) November 5, 2011, or (ii) the termination of the agreement prior to November 5, 2010 (A) by us due to a material breach of the agreement by the consultant or (B) by the consultant. One-half of these warrants have an exercise price of $4.54, and the remainder have an exercise price of $7.00 per share. The warrants are exercisable only for cash. The Common Shares underlying these warrants have been registered for resale by the holder under the Securities Act of 1933.

On September 29, 2009, the Company entered into a placement agency agreement with two co-placement agents related to the registered direct offering by the Company of Common Shares and warrants to purchase Common Shares that closed on October 5, 2009. At the closing, the Company issued to the placement agents warrants to purchase 85,200 Common Shares, which was 3.0% of the Common Shares sold in the offering, at an exercise price of $9.55 per share. These warrants became exercisable six months after the date of issuance thereof and expire October 5, 2012. These warrants and the underlying shares were issued pursuant to registration statement on Form S-3 (File No. 333-160791) filed with the SEC.

On March 8, 2010, we entered into an advisory agreement pursuant to which we issued warrants to acquire 20,000 Common Shares. The warrants were issued as compensation for investor relations consulting services. The advisory agreement was scheduled to terminate on December 31, 2010 but could be terminated by either party upon 30 days prior written notice. The warrants were to be earned in 5,000 share increments on March 8, 2010, April 1, 2010, July 1, 2010, and October 1, 2010. The warrants will become exercisable on March 8, 2011 and will expire on March 8, 2013. Upon a termination of the advisory agreement (A) by us due to a material breach of the agreement by RJ Aubrey or (B) by RJ Aubrey, any unearned warrants at the time of such termination would expire. The warrants have an exercise price of $6.14 per share. Once exercisable, the warrants may be exercised in whole or in part at any time until their expiration by the submission of an exercise notice accompanied by payment of the exercise price in cash or certified check or by cashless exercise. The agreement was terminated prior to the final installment being earned, such that only 15,000 of the warrants became earned.

On September 1, 2010, we issued 5,000 warrants with an exercise price of $8.00 as consideration for investor relations advisory services. The warrants become exercisable on September 1, 2011 and may be exercised in whole or in part at any time until their expiration by the submission of an exercise notice accompanied by payment of the exercise price in cash or certified check or by cashless exercise. The warrants will expire on the earlier of (i) May 28, 2013, or (ii) the termination of the agreement prior to September 1, 2011 (A) by us due to a material breach of the agreement by the holder or (B) by the holder.

Grants Previously Made Under the LTIP

On January 11, 2011, the Compensation Committee approved option grants to NEOs and directors that are contingent upon shareholder approval of this proposal to amend and restate the LTIP. The options have an exercise price equal to the fair market value on the date of grant and otherwise have the terms set forth in the Company’s standard executive or director option form agreement, as applicable. If this proposal to amend and restate the LTIP is not approved by the shareholders at the annual meeting, such contingent grants will be forfeited and the shares subject to such forfeited options will be available to the Compensation Committee for future grants under the LTIP. The contingent grants are set forth in the table below:

NEW PLAN BENEFITS

Number of
Name and Position	Options

Robert L. Chioini, Chairman, President and Chief Executive Officer	250,000
Thomas E. Klema, Chief Financial Officer, Secretary and Treasurer	100,000
Ajay Gupta, Chief Scientific Officer	150,000
Richard C. Yocum, Vice President of Drug Development & Medical Affairs	-0-
All executive officers as a group	500,000
All directors who are not executive officers as a group	150,000
All other employees as a group	-0-

If the proposal to approve the amendment and restatement of the LTIP is approved, any other future benefits or amounts that would be received under the LTIP by directors, executive officers and other employees are discretionary and are therefore not determinable at this time. While additional awards may be made during 2011, no specific awards are planned or contemplated under the LTIP at this time. The following table sets forth, as of the Record Date, the number of shares subject to options granted under the LTIP to each of our executive officers, all current executive officers as a group, all non-employee directors (one of whom is also a director-nominee) as a group and all employees (other than executive officers) as a group, including the contingent grants set forth above. No options have been granted under the LTIP to associates of our directors or executive officers and no one other than the executive officers listed in the table below have individually received more than 5% of the options granted under the LTIP.

Number of
Options Granted
Option Recipient	Under LTIP

Robert L. Chioini	1,225,000
Thomas E. Klema	600,000
Ajay Gupta	485,000
Richard C. Yocum	175,000
All current executive officers as a group	2,485,000
All current directors who are not executive officers as a group	600,000
All other employees as a group(a)	627,667

(a)	218,333 of these options have been forfeited and were made available for future grants.

There have also been grants of restricted stock totaling 200,000 shares to Mr. Chioini, 110,000 shares to Mr. Klema and 75,000 shares to Mr. Gupta under the LTIP since its inception.

Vote Required

We are seeking shareholder approval of the proposed amendment and restatement and re-approval of the performance measures listed in the LTIP to satisfy the requirements for deductibility of executive compensation paid pursuant to the LTIP under Section 162(m) of the Code, to qualify certain potential awards as incentive stock options under Code Section 422 and to comply with applicable rules of the NASDAQ Stock Market. The LTIP is structured to conform with the performance-based compensation exception to the limitation on deductibility of certain executive compensation Section 162(m) of the Code if the LTIP as amended and restated, including the material terms of the performance measures included therein, receives shareholder approval. Section 422 of the Code requires shareholder approval in order for options under the LTIP to be treated as “incentive stock options” if so desired.

Approval of the proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Shares entitled to vote on the proposal. Abstentions and broker non-votes will not be deemed votes cast in determining approval of this proposal and will not have the effect of a vote for or against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE LTIP, INCLUDING THE PERFORMANCE MEASURES INCLUDED IN THE LTIP.

Description of LTIP

Shares Subject to the LTIP

We currently have reserved an aggregate of 3,500,000 of our Common Shares to be issued under the LTIP, subject to approval of the amendment and restatement of the LTIP, which would increase this number to 4,500,000. If an award is exercised or withheld to satisfy tax liabilities through tendering of shares or withholding of shares by the Company, we will count only the number of shares issued net of the shares tendered or withheld against the LTIP issuance limit. If any shares awarded under the LTIP are forfeited, cancelled, expire or otherwise terminate, the underlying Common Shares become available again under the LTIP. To prevent dilution or enlargement of the rights of participants under the LTIP, appropriate adjustments will be made by the Compensation Committee if any change is made to our outstanding Common Shares by reason of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our Common Shares or its value.

Participants

All employees, directors and consultants who are selected by the Compensation Committee in its sole discretion from time to time are eligible to participate in the LTIP. Approximately 300 employees and 3 non-employee directors are currently eligible to participate in the LTIP. The Compensation Committee may condition the grant of an award to an individual under the LTIP by requiring that the individual become an employee, director or consultant; provided, however, that the award is deemed granted as of the date that the individual becomes an employee, director or consultant.

Administration

The LTIP is administered by the Compensation Committee, or any other committee or sub-committee of the Board designated by the Board from time to time. We refer to the committee administering the LTIP as the Committee in this proxy statement. The Committee has the power to select participants who will receive awards, to make awards under the LTIP and to determine the terms and conditions of awards (subject to the terms and conditions of the LTIP). The Compensation Committee also has broad power to, among other things, interpret the terms of the LTIP and establish rules and regulations for the administration of the LTIP. In the case of awards designated as awards under Section 162(m) of the Code, the Committee’s power to take certain actions will be limited by Section 162(m).

Except in connection with certain corporation transactions or distributions, the Committee and the Board are not permitted to cancel outstanding options or stock appreciation rights and grant new awards as substitutes under the LTIP or amend outstanding options or stock appreciation rights to reduce the exercise price below the fair market value of the Common Shares on the original grant date without shareholder approval.

Types of Plan Awards and Limits

The Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units and performance-based cash or stock awards under the LTIP. The terms of each award will be set forth in a written agreement with the recipient.

Stock Options.  The Committee may grant incentive stock options and nonqualified stock options. No option may be exercised after the tenth anniversary of the date the option was granted. The exercise price of any option granted under the LTIP may not be less than the fair market value of our Common Shares on the grant date. As of the Record Date, the closing sale price per share of our Common Shares was $9.00. Payment upon exercise may be made (1) by cash or check, (2) by delivery of our Common Shares that have been held at least six months, (3) pursuant to a broker assisted cashless exercise, (4) by delivery of other consideration approved by the Committee with a fair market value equal to the exercise price or (5) by other means determined by the Committee. A payment method involving delivery or withholding of Common Shares may not be used if it would violate applicable law or would result in adverse accounting consequences for us.

Options constituting incentive stock options may be granted only to employees of the Company. The aggregate market value of the shares underlying the portion of incentive stock options held by the recipient that become exercisable, based on the value of the shares on the grant date, may not exceed $100,000 during a calendar year. In addition, in the event that the recipient is a more than 10% shareholder of the Company, the exercise price of incentive stock options may not be less than 110% of the fair market value of the Common Shares on the grant date, and the options may not be exercised more than five years after the grant date. Incentive stock options may be granted for up to the total number of Common Shares available for grants under the LTIP.

Stock Appreciation Rights.  The Committee may grant stock appreciation rights pursuant to such terms and conditions as the Committee determines. No stock appreciation right may be granted with a term of more than ten years from the grant date. The exercise price may not be less than the fair market value of the Common Shares on the grant date. Upon exercise of a stock appreciation right, the participant will have the right to receive the excess of the aggregate fair market value of the underlying shares on the exercise date over the aggregate exercise price for the portion of the right being exercised. Payments may be made to the holder in cash or Common Shares as specified in the grant agreement.

Restricted Stock and Restricted Stock Units.  The Committee may grant shares of restricted stock and restricted stock units pursuant to such terms and conditions as the Committee determines. The restricted stock and restricted stock units will be subject to restrictions on transferability and alienation and other restrictions as the Committee may impose. The Committee may require payment of consideration for restricted stock granted under the LTIP, which may be payable in cash, stock or other property. Recipients of issued and outstanding restricted stock otherwise have the same rights as other shareholders, including all voting and dividend rights. Recipients of restricted stock units may receive dividend equivalent rights at the Committee’s discretion. Restricted stock units are payable in Common Shares or cash as of the vesting date.

Performance Awards.  The Committee may grant performance awards on terms and conditions that the Committee determines. Performance awards consist of the right to receive cash, Common Shares or other property. The written agreement for each grant will specify the performance goals, the period over which the goals are to be attained, the payment schedule if the goals are attained and other terms as the Committee determines. In the case of performance shares, the participant will have the right to receive legended stock certificates subject to restrictions on transferability. To the extent these shares are issued and outstanding, a participant will be entitled to vote those shares prior to satisfaction of the performance goals, and any dividends received will be reinvested in additional performance shares. In the case of performance units, the participant will receive an agreement that specifies the performance goals that must be satisfied prior to the Company issuing payment, which may be cash, Common Shares or other property.

Annual Incentive Awards.  The Committee may grant annual incentive awards on terms and conditions that the Committee determines. The determination for granting annual incentive awards may be based on the attainment of performance levels of the Company as established by the Committee. Annual incentive awards will be paid in cash, Common Shares or other property and will equal a percentage of the participant’s base salary for the fiscal year, a fixed dollar amount or some other formula determined by the Committee. Payments will be made within two and a half months after the end of the fiscal year in which the award is earned, but only after the Committee determines that the performance goals were attained.

Code Section 162(m) Performance Measure Awards.  The Committee may designate that any award in the form of restricted stock, restricted units, performance shares, performance units or annual incentive awards be granted as a Code Section 162(m) award. As a result, such grants will be subject to certain additional requirements intended to satisfy the exemption for performance-based compensation under Code Section 162(m). The performance criteria will be one or more of the following objective performance goals, either individually, alternatively or in any combination, applied to either the Company as a whole or to a subsidiary, either individually, alternatively, or in any combination, and measured over a designated performance period, in each case as specified by the Committee in the award: earnings (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pretax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis); sales/net sales; return on net sales (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales); sales growth; gross profit margins; cash flow; operating cash flow; free cash flow; discounted cash flow; working capital; market capitalization; cash return on investment; return on capital; return on cost of capital; shareholder value; return on equity; total shareholder return; return on investment; economic value added; return on assets; net assets; stock trading multiples (as measured against investment, net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow); stock price; total stock market capitalization; attainment of strategic or operational initiatives; and achievement of operational goals, including but not limited to obtaining FDA approval to market new products, development of new markets or market segments, implementation of infrastructure improvements and increasing the Company’s portfolio of intellectual property.

Subject to the adjustment provisions described above, the LTIP limits grants to any one participant in any one fiscal year to 250,000 options or stock appreciation rights, 100,000 restricted stock or restricted stock units, 100,000 performance awards and 100,000 annual incentive awards. The LTIP further limits the dollar value payable to any one participant in any one fiscal year on restricted stock units, performance awards or annual incentive awards valued in property other than Common Shares to the lesser of $2 million or four times the participant’s base salary (or if the participant is a director or consultant, the participant’s total cash compensation) in the fiscal year. These limitations are intended to comply with requirements of Section 162(m) of the Code.

Termination of Employment or Services

Options and Stock Appreciation Rights.  Unless otherwise provided in the related grant agreement, if a participant’s employment or services are terminated for any reason prior to the date that an option or stock appreciation right becomes vested, the right to exercise the option or stock appreciation right terminates and all rights cease unless otherwise provided in the grant agreement. If an option or stock appreciation right becomes vested prior to termination of employment or services for any reason other than death or disability, then the participant has the right to exercise the option or stock appreciation right to the extent it was exercisable upon termination before the earlier of three months after termination or the expiration of the option or stock appreciation right unless otherwise provided in the related grant agreement. If termination is due to the participant’s death or disability, then the participant or his or her estate may exercise the option or stock appreciation right to the extent it was exercisable upon termination until its expiration date, subject to any limitations in the grant agreement. The Committee may, in its discretion, accelerate the participant’s right to exercise an option or extend the option term, subject to any other limitations.

Restricted Stock and Restricted Stock Units.  If a participant’s employment or services are terminated for any reason, the restricted shares are generally forfeited to the Company (subject to a refund by the Company of any purchase price paid by the participant). The Committee, however, may provide, in its sole discretion, in the participant’s agreement that restricted stock or restricted stock units will continue after termination of employment or services. The Committee may also waive any restrictions in its sole discretion except for restrictions on a Code Section 162(m) award. However, the Committee may, for Code Section 162(m) awards, deem restrictions and performance goals satisfied if a participant’s employment or services terminate due to death or disability.

Performance Awards.  Performance awards expire and are forfeited upon termination of a participant’s employment or services for any reason. The Committee, however, in its sole discretion, may provide in the grant agreement or otherwise for a continuation of the award after termination or waive any conditions or restrictions for such awards. The Committee may not waive any restrictions or conditions on Code Section 162(m) awards, but it may deem restrictions and conditions satisfied in the event a participant’s employment or services terminate due to death or disability.

Annual Incentive Awards.  If a participant’s employment or services are terminated due to disability or death prior to the end of the Company’s fiscal year, the participant, or his or her estate, is entitled to a pro-rata payment of the annual incentive award, which will be paid at the same time as regular annual incentive awards are paid. Unless otherwise determined by the Committee, if a participant’s employment or services are terminated for any reason other than death or disability, he or she forfeits the right to the annual incentive award for that fiscal year.

Limitations on Transfer of Awards

No award under the LTIP may be transferable other than by will or the laws of descent and distribution. Stock options and stock appreciation rights may only be exercised by the participant during his or her lifetime. However, a participant may assign or transfer an award, other than an incentive stock option, with the consent of the Committee. All Common Shares subject to an award will contain a legend restricting the transferability of the shares pursuant to the terms of the LTIP, which can be removed once the restrictions have terminated, lapsed or been satisfied.

Termination and Amendment

No new awards may be granted under the LTIP on or after April 11, 2017. The Board may terminate or amend the LTIP or the granting of any awards under the LTIP at any time and the Committee may amend the terms of outstanding awards, but shareholder approval will be required for any amendment that materially increases benefits under the LTIP, increases the Common Shares available under the LTIP (except pursuant to the adjustment provisions of the LTIP), changes the eligibility provisions or modifies the LTIP in a manner requiring shareholder approval under any applicable stock exchange rule. An amendment to the LTIP will not, without the consent of the participant, adversely affect the participant’s outstanding awards except to qualify the awards for exemption under Section 409A of the Code, bring the LTIP into compliance with Section 409A of the Code, or as provided in the grant agreement.

Change in Control of the Company

Awards under the LTIP are generally subject to special provisions upon the occurrence of a change in control transaction of the kind described in the LTIP. Under the LTIP, the Committee may provide in a grant agreement or otherwise that upon a change in control transaction (i) all outstanding options or stock appreciation rights immediately become fully vested and exercisable; (ii) any restriction period on any Common Shares immediately lapse and the shares become freely transferable; (iii) all performance goals are deemed to have been satisfied and any restrictions on any performance award immediately lapse and the awards become immediately payable; (iv) all performance measures are deemed to have been satisfied for any outstanding annual incentive award, which immediately become payable; or (v) awards may be treated in any other way as determined by the Committee. The Committee may also determine that upon a change in control, any outstanding option or stock appreciation right be cancelled in exchange for payment in cash, stock or other property for each vested share in an amount equal to the excess of the fair market value of the consideration to be paid in the change in control transaction over the exercise price. If we merge with another entity and the successor company assumes an award payable in Common Shares, such awards will not be accelerated as described above as long as the consideration is substantially equal in fair market value to that of the Common Shares subject to the awards. The definition of change in control is described under “Compensation Of Executive Officers And Directors — Grants of Plan Based Awards.”

United States Federal Income Tax Consequences

The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the LTIP and the subsequent sale of Common Shares that will be acquired under the LTIP. Federal income tax laws and regulations are technical in nature and their application may vary in individual circumstances.

Nonqualified Stock Options

There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and we will be allowed a corresponding tax deduction subject to any applicable limitations under Section 162(m) of the Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options

There will be no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code. Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and we will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.

Stock Appreciation Rights

The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the cash or fair market value of any Common Shares received will be taxable to the participant as ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code.

Restricted Stock Awards

Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Shares as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted Stock Unit Awards, Performance Awards and Annual Incentive Awards

A participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit award, performance award or annual incentive award is granted. When a participant receives payment under any such award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.

Code Section 409A

Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards. Individuals who hold awards are subject to the following penalties if the terms of such awards are not exempted from or do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant’s gross income for tax purposes once the awards are no longer subject to a “substantial risk of forfeiture” (e.g., upon vesting), (ii) the participant is required to pay interest at the IRS underpayment rate plus one percentage point commencing on the date an award subject to Section 409A is no longer subject to a substantial risk of forfeiture, and (iii) the participant incurs a 20% penalty tax on the amount required to be included in income. The LTIP and the awards granted thereunder are intended to be exempt from or conform to the requirements of Section 409A.

PROPOSAL TO RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Proposal to Ratify

The Audit Committee of our Board of Directors has engaged Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2011, and is seeking ratification of such selection by our shareholders at the annual meeting. Plante & Moran, PLLC has audited our financial statements since 1998. Representatives of Plante & Moran, PLLC are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require ratification of the selection of our independent registered public accounting firm. However, the Audit Committee is submitting its selection of Plante & Moran, PLLC to our shareholders for ratification as a matter of good corporate practice and to help ensure that we will have the necessary quorum at our annual meeting. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Plante & Moran, PLLC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

To be approved, the ratification of the selection of Plante & Moran, PLLC as our independent registered public accounting firm must receive the affirmative vote of the holders of a majority of our Common Shares voting in person or by proxy. Abstentions and broker non-votes will be disregarded for purposes of determining the number of votes counted toward this vote but will be counted towards the determination of whether a quorum is present at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE RATIFICATION OF THE SELECTION OF PLANTE & MORAN, PLLC AS OUR REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2011.

Independent Accountants

The following table presents aggregate fees billed for each of the years ended December 31, 2010 and 2009 for professional services rendered by Plante & Moran, PLLC in the following categories:

	Fiscal Year Ended
	December 31
	2010	2009

Audit Fees(a)	$141,842	$185,055
Audit-Related Fees(b)	$10,712	$-0-
Tax Fees(c)	$22,940	$20,940
All Other Fees	$-0-	$-0-

(a)	Consists of fees for the audit of our annual financial statements, review of our Form 10-K, review of our quarterly financial statements included in our Forms 10-Q, services provided in connection with our proxy statement and services in connection with other regulatory filings, including our registration statements filed with the SEC under the Securities Act of 1933. Fees also include work in connection with Plante & Moran, PLLC’s audit of our internal control over financial reporting.

(b)	Represents consultation on financial accounting and reporting matters.

(c)	Consists of tax return preparation fees.

The Audit Committee of the Board does not consider the provision of the services described above by Plante & Moran, PLLC to be incompatible with the maintenance of Plante & Moran, PLLC’s independence.

Before Plante & Moran, PLLC is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. All of the services performed by Plante & Moran, PLLC for the Company during 2010 were pre-approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than ten percent shareholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of the Forms 3, 4 and 5 and any amendments thereto received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, since January 1, 2010, our officers and directors and persons who own more than ten percent of a registered class of our equity securities have timely complied with all filing requirements under Section 16(a) of the Exchange Act.

OTHER MATTERS

Annual Report

A copy of the Annual Report to Shareholders for the fiscal year ended December 31, 2010 accompanies this proxy statement. We file an Annual Report on Form 10-K with the SEC. We will provide, without charge, to each person being solicited by this proxy statement, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010. All such requests should be directed to Investor Relations, Rockwell Medical Technologies, Inc., 30142 Wixom Road, Wixom, Michigan 48393.

Shareholder Proposals

Any proposal by a shareholder of the Company to be considered for inclusion in the proxy statement for the 2012 annual meeting must be received by Thomas A. Klema, our Secretary, by the close of business on December 17, 2011. Such proposals should be addressed to him at our principal executive offices and should satisfy the informational requirements applicable to shareholder proposals contained in the relevant SEC rules. If the date for the 2012 annual meeting is significantly different than the first anniversary of the 2011 annual meeting, Rule 14a-8 of the SEC provides for an adjustment to the notice period described above.

For shareholder proposals not sought to be included in our proxy statement, Section 2.5 of our bylaws provides that, in order to be properly brought before the 2012 annual meeting, written notice of such proposal, along with the information required by Section 2.5, must be received by our Secretary at our principal executive offices no earlier than the close of business on January 27, 2012 and no later than February 26, 2012. If the 2012 annual meeting date has been significantly advanced or delayed from the first anniversary of the date of the 2011 annual meeting, then notice of such proposal must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the annual meeting. A proponent must also update the information provided in or with the notice at the times specified in our bylaws.

Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to propose business to be brought before a shareholders meeting. The proposing shareholder (or his qualified representative) must attend the shareholders meeting in person and present the proposed business in order for the proposed business to be considered.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders of record who have the same address and last name will receive only one copy of our notice of annual meeting of shareholders, proxy statement, and accompanying documents, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect other mailings.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the notice of annual meeting of shareholders, proxy statement and accompanying documents, or if you hold Common Shares in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Secretary at 30142 Wixom Road, Wixom, Michigan 48393, or by telephone at (248) 960-9009.

If you participate in householding and wish to receive a separate copy of the notice of annual meeting of shareholders, proxy statement and the accompanying documents, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Secretary as indicated above.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.

Other Business

Neither we nor the members of our Board of Directors intend to bring before the annual meeting any matters other than those set forth in the notice of annual meeting of shareholders, and we and they have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

By Order of the Board of Directors,

Thomas E. Klema
Secretary

Wixom, Michigan
April 15, 2011

ROCKWELL MEDICAL TECHNOLOGIES, INC.

AMENDED AND RESTATED 2007 LONG TERM INCENTIVE PLAN
I. GENERAL PROVISIONS
     1.1 Establishment. On April 11, 2007, the Board of Directors (“Board”) of Rockwell Medical Technologies, Inc. (“Corporation”) adopted the Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan (“Plan”), subject to the approval of shareholders at the Corporation’s annual meeting of shareholders on May 24, 2007.
     1.2 Purpose. The purpose of the Plan is to (a) promote the best interests of the Corporation and its shareholders by encouraging Employees, Non-Employee Directors and Consultants of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation by granting stock-based Awards, thus aligning their interests with those of shareholders, and (b) enhance the ability of the Corporation to attract, motivate and retain qualified Employees, Non-Employee Directors and Consultants. It is the further purpose of the Plan to authorize certain Awards that will constitute performance based compensation, as described in Code Section 162(m) and Treasury regulations promulgated thereunder.
     1.3 Plan Duration. Subject to shareholder approval, the Plan shall become effective on May 24, 2007 and shall continue in effect until its termination by the Board; provided, however, that no new Awards may be granted on or after April 11, 2017.
     1.4 Definitions. As used in this Plan, the following terms have the meaning described below:
     (a) “Agreement” means the written document that sets forth the terms of a Participant’s Award.
     (b) “Annual Incentive Award” means an Award that is granted in accordance with Article VI.
     (c) “Award” means any form of Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Annual Incentive Award or other award granted under the Plan.
     (d) “Board” means the Board of Directors of the Corporation.
     (e) “Change in Control” means the occurrence of any of the following events:
          (i) If the Corporation consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger;

          (ii) If the Corporation permits any other corporation or other entity to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;
          (iii) If the Corporation dissolves or liquidates;
          (iv) If the Corporation effects a share exchange, capital reorganization or reclassification in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Stock;
          (v) If any one person, or more than one person acting as a group (as determined in accordance with Code Section 409A and IRS guidance thereunder), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock of the Corporation possessing thirty-five (35) percent or more of the total voting power of the Common Stock of the Corporation;
          (vi) If a majority of members on the Corporation’s Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Corporation’s Board prior to the date of the appointment or election (provided that for purposes of this paragraph, the term Corporation refers solely to the “relevant” Corporation, as defined in Code Section 409A and IRS guidance issued thereunder), for which no other Corporation is a majority shareholder; or
          (vii) If there is a change in the ownership of a substantial portion of the Corporation’s assets, which shall occur on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A and IRS guidance issued thereunder) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than forty (40) percent of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
     (f) “Code” means the Internal Revenue Code of 1986, as amended.
     (g) “Committee” means the Compensation Committee of the Board, or any other committee or sub-committee of the Board, designated by the Board from time to time, comprised solely of two or more Directors who are “Non-Employee Directors,” as defined in Rule 16b-3 of the Exchange Act, “Outside Directors” as defined in Code Section 162(m) and Treasury regulations thereunder, and “Independent Directors” for purposes of the rules and regulations of the Stock Exchange. However, the fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate any Award made by the Committee, if the Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.
     (h) “Common Stock” means shares of the Corporation’s authorized common stock.
     (i) “Consultant” means a consultant or advisor (other than as an Employee or member of the Board) to the Corporation or a Subsidiary; provided that such person is an individual who (1) renders bona fide services that are not in connection with the offer and sale of the Corporation’s securities in a capital-raising transaction, and (2) does not promote or maintain a market for the Corporation’s securities.
     (j) “Corporation” means Rockwell Medical Technologies, Inc., a Michigan corporation.
     (k) “Director” means an individual, other than an Employee, who has been elected or appointed to serve as a Director of the Corporation or any Subsidiary.
     (l) “Disability” means total and permanent disability, as defined in Code Section 22(e); provided, however, that for purposes of a Code Section 409A distribution event, “disability” shall be defined under Code Section 409A and IRS guidance issued thereunder.
     (m) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividend paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant. Dividend Equivalents shall not be paid on Option or Stock Appreciation Right Awards.
     (n) “Employee” means an individual who has an “employment relationship” with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-1(h), and the term “employment” means employment with the Corporation, or a Subsidiary of the Corporation.
     (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
     (p) “Fair Market Value” means for purposes of determining the value of Common Stock on the Grant Date, the closing price of the Common Stock on the Stock Exchange for the Grant Date. In the event that there are no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions. Unless otherwise specified in the Plan, “Fair Market Value” for purposes of determining the value of Common Stock on the date of exercise means the closing price of the Common

Stock on the Stock Exchange for the last date preceding the exercise on which there were Common Stock transactions.
     (q) “Grant Date” means the date on which the Committee authorizes an Award, or such later date as shall be designated by the Committee.
     (r) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.
     (s) “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
     (t) “Option” means either an Incentive Stock Option or a Nonqualified Stock Option.
     (u) “Participant” means an Employee (including an Employee who is a Director), Director or Consultant who is designated by the Committee to participate in the Plan.
     (v) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Article V.
     (w) “Performance Measures” means the measures of performance of the Corporation and its Subsidiaries used to determine a Participant’s entitlement to an Award under the Plan. Such performance measures shall have the same meanings as used in the Corporation’s financial statements, or, if such terms are not used in the Corporation’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Corporation’s industry. Performance Measures shall be calculated with respect to the Corporation and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be one or more of the following, or a combination of any of the following, on an absolute or peer group comparison, as determined by the Committee:
•	earnings (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis);

•	sales/net sales;
•	return on net sales (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales);
•	sales growth;
•	gross profit margins:
•	cash flow;
•	operating cash flow;
•	free cash flow;
•	discounted cash flow;
•	working capital;
•	market capitalization;
•	cash return on investment;
•	return on capital;
•	return on cost of capital;
•	shareholder value;
•	return on equity;
•	total shareholder return;
•	return on investment;
•	economic value added;
•	return on assets/net assets;
•	stock trading multiples (as measured against investment, net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow);
•	stock price;
•	total stock market capitalization;

•	attainment of strategic or operational initiatives;

•	achievement of operational goals, including but not limited to obtaining federal Food and Drug Administration approval to market new products, development of new markets or market segments, implementation of infrastructure improvements and increasing the Corporation’s portfolio of intellectual property.
     (x) “Performance Share” means any grant pursuant to Article V and Section 5.2(b)(i).
     (y) “Performance Unit” means any grant pursuant to Article V and Section 5.2(b)(ii).
     (z) “Plan” means the Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan, the terms of which are set forth herein, and any amendments thereto.
     (aa) “Restriction Period” means the period of time during which a Participant’s Restricted Stock or Restricted Stock Unit is subject to restrictions and is nontransferable.
     (bb) “Restricted Stock” means Common Stock granted pursuant to Article IV that is subject to a Restriction Period.
     (cc) “Restricted Stock Unit” means a right granted pursuant to Article IV to receive Restricted Stock or an equivalent value in cash.
     (dd) “Securities Act” means the Securities Act of 1933, as amended.
     (ee) “Stock Appreciation Right” means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.
     (ff) “Stock Exchange” means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before a Grant Date, or date on which an Option is exercised or Award vests, whichever is applicable.
     (gg) “Subsidiary” means a corporation or other entity defined in Code Section 424(f).
     (hh) “Substitute Awards” shall mean Awards granted or shares issued by the Corporation in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.
     (ii) “Vested” or “Vesting” means the extent to which an Award granted or issued hereunder has become exercisable or any applicable Restriction Period has terminated in accordance with the Plan and the terms of any respective Agreement pursuant to which such Award was granted or issued.

1.5 Administration.
     (a) The Plan shall be administered by the Committee. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Award granted under the Plan shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.
     (b) In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, but, in the case of Awards designated as Awards under Code Section 162(m), subject to the requirements of Code Section 162(m), the Committee shall have the full and final power and authority, in its discretion to:
          (i) Amend, modify, or cancel any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
          (ii) Subject to Code Section 409A, accelerate, continue, or defer the exercisability or Vesting of any Award or any shares acquired pursuant thereto;
          (iii) Authorize, in conjunction with any applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Award under this Plan may be deferred under the terms and conditions of such deferred compensation plan;
          (iv) Determine the terms and conditions of Awards granted to Participants; and
          (v) Establish such other Awards, besides those specifically enumerated in the Plan, which the Committee determines are consistent with the Plan’s purposes.
     1.6 Participants. Participants in the Plan shall be such Employees (including Employees who are Directors), Directors and Consultants of the Corporation and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee may grant Awards to an individual upon the condition that the individual become an Employee, Director or Consultant of the Corporation or of a Subsidiary, provided that the Award shall be deemed to be granted only on the date that the individual becomes an Employee, Director or Consultant, as applicable.
     1.7 Stock.
     (a) The Corporation has reserved 4,500,000 shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards, including without limitation, Incentive Stock Options. All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.
     (b) [reserved]
     (c) If any shares subject to an Award are forfeited, cancelled, expire or otherwise terminate without issuance of such shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such Award, the shares shall, to the extent of such forfeiture, cancellation, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan.
     (d) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of shares or by the withholding of shares by the Corporation, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of shares or by the withholding of shares by the Corporation, then only the number of shares issued net of the shares tendered or withheld shall be counted for purposes of determining the maximum number of shares available for issuance under the Plan.
     (e) Substitute Awards shall not reduce the shares reserved for issuance under the Plan or authorized for grant to a Participant in any fiscal year. Additionally, in the event that a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors or an affiliate of the Corporation or its Subsidiaries prior to such acquisition or combination.
     1.8 Repricing. Without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares is present or represented by proxy, neither the Board nor the Committee shall approve a program providing for either (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefore of any new Awards under the Plan having a lower exercise price than the Fair Market Value of the underlying Common Stock on the original Grant Date, or (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof below the Fair Market Value of the underlying Common Stock on the original Grant Date. This Section shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.
II. STOCK OPTIONS
     2.1 Grant of Options. The Committee, at any time and from time to time, subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock as it shall designate. Any Participant may hold more than one Option under the Plan and any other plan of the Corporation or Subsidiary. The Committee shall determine the general terms and conditions of exercise, which shall be set forth in a Participant’s Agreement. No Option granted hereunder may be exercised after the tenth anniversary of the Grant Date. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. Unless otherwise provided in a Participant’s Agreement, Options are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable.
     2.2 Incentive Stock Options. Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option only may be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten (10) years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than five (5) years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.
     2.3 Option Price. The Committee shall determine the per share exercise price for each Option granted under the Plan. No Option may be granted with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.
     2.4 Payment for Option Shares.
     (a) The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment, unless otherwise provided in a Participant’s Agreement, payment may be made by (i) delivery to the Corporation of outstanding shares of Common Stock that have been held at least six (6) months, on such terms and conditions as may be specified in the Participant’s Agreement; (ii) by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant’s broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm; (iii) delivery of other consideration approved by the Committee having a Fair Market Value on the exercise date equal to the total purchase price; (iv) other means determined by the Committee; or (v) any combination of the foregoing. Shares of Common Stock surrendered upon exercise shall be valued at the Stock Exchange closing price for the Corporation’s Common Stock on the day prior to exercise, and the shares shall be surrendered to the Corporation.
     (b) Notwithstanding the foregoing, an Option may not be exercised by delivery to or withholding by the Corporation of shares of Common Stock to the extent that such delivery or withholding (i) would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), or (ii) if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles. Until a Participant has been issued a certificate or certificates for the shares of Common Stock so purchased (or the book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian), he or she shall possess no rights as a record holder with respect to any such shares.
III. STOCK APPRECIATION RIGHTS
     3.1 Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted, held and exercised in such form and upon such general terms and conditions as determined by the Committee on an individual basis. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine. Unless otherwise provided in a Participant’s Agreement, Stock Appreciation Rights are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten (10) years from the Grant Date.
     3.2 Exercise Price. The Committee shall determine the per share exercise price for each Stock Appreciation Right granted under the Plan; provided, however, that the exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Stock Appreciation Right on the Grant Date.
     3.3 Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant. The Committee shall specify in a Participant’s Agreement whether payment shall be made in cash or shares of Common Stock, or any combination thereof.
     3.4 Stock Appreciation Right Payment. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares, or partly in each (as determined by the Committee in accordance with any applicable terms of the Agreement), of an amount equal to the difference between (i) the aggregate Fair Market Value on the exercise date for the specified number of shares being exercised, and (ii) the aggregate exercise price for the specified number of shares being exercised.
     3.5 Maximum Stock Appreciation Right Amount Per Share. The Committee may, at its sole discretion, establish (at the time of grant) a maximum amount per share which shall be payable upon the exercise of a Stock Appreciation Right, expressed as a dollar amount.
IV. RESTRICTED STOCK AND UNITS
     4.1 Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine.
     4.2 Restricted Stock Agreement. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, or periods, the number of Common Stock shares subject to the grant, or units, the purchase price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the purchase price of the Restricted Stock, including those specified in Section 2.4, and such other general terms and conditions, including performance goals, as the Committee shall determine.
     4.3 Transferability. Except as provided in this Article IV and Section 10.3 of the Plan, the shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the applicable Agreement.
     4.4 Other Restrictions. The Committee shall impose such other restrictions on any shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units under the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or State securities laws, and the issuance of a legended certificate of Common Stock representing such shares to give appropriate notice of such restrictions. The Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of the Common Stock subject to an

Award of Restricted Stock or Restricted Stock Units that has not been granted under Code Section 162(m).
     4.5 Voting Rights. During the Restriction Period, Participants holding shares of Common Stock subject to a Restricted Stock Award may exercise full voting rights with respect to the Restricted Stock.
     4.6 Dividends and Dividend Equivalents.
     (a) Except as set forth below or in a Participant’s Agreement, during the Restriction Period, a Participant shall be entitled to receive all dividends and other distributions paid with respect to shares of Common Stock subject to an Award of Restricted Stock. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period applicable to an Award of Restricted Stock, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.
     (b) The Committee, in its discretion, may provide in the Agreement evidencing any Restricted Stock Unit that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Common Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the Restricted Stock Units previously credited to the Participant, by (ii) the Fair Market Value per share of Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Article IX, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Restricted Stock Unit, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Restricted Stock Unit.
     4.7 Settlement of Restricted Stock Units. If a Restricted Stock Unit is payable in Common Stock, the Corporation shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Vest or on such other date determined by the Committee, in its discretion, and set forth in the Agreement, one (1) share of Common Stock and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.1 for each Restricted Stock Unit then becoming Vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.
V. PERFORMANCE AWARDS
     5.1 Grant of Performance Awards. The Committee, at its discretion, may grant Performance Awards to Participants and may determine, on an individual or group basis, the performance goals to be attained pursuant to each Performance Award.
     5.2 Terms of Performance Awards.
     (a) Performance Awards shall consist of rights to receive cash, Common Stock, other property or a combination of each, if designated performance goals are achieved. The terms of a Participant’s Performance Award shall be set forth in a Participant’s Agreement. Each Agreement shall specify the performance goals, which may include the Performance Measures, applicable to a particular Participant or group of Participants, the period over which the targeted goals are to be attained, the payment schedule if the goals are attained, and any other general terms as the Committee shall determine and conditions applicable to an individual Performance Award. The Committee, at its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Award that has not been granted pursuant to Code Section 162(m).
     (b) Performance Awards may be granted as Performance Shares or Performance Units, at the discretion of the Committee.
          (i) In the case of Performance Shares, the Participant shall receive a legended certificate of Common Stock, restricted from transfer prior to the satisfaction of the designated performance goals and restrictions, as determined by the Committee and specified in the Participant’s Agreement. Prior to satisfaction of the performance goals and restrictions, the Participant shall be entitled to vote the Performance Shares. Further, any dividends paid on such shares during the performance period automatically shall be reinvested on behalf of the Participant in additional Performance Shares under the Plan, and such additional shares shall be subject to the same performance goals and restrictions as the other shares under the Performance Share Award.
          (ii) In the case of Performance Units, the Participant shall receive an Agreement from the Committee that specifies the performance goals and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock, other property, or a combination thereof.
VI. ANNUAL INCENTIVE AWARDS
     6.1 Grant of Annual Incentive Awards.

     (a) The Committee, at its discretion, may grant Annual Incentive Awards to such Participants as it may designate from time to time. The terms of a Participant’s Annual Incentive Award shall be set forth in the Participant’s individual Agreement. Each Agreement shall specify such general terms and conditions as the Committee shall determine.
     (b) The determination of Annual Incentive Awards for a given year may be based upon the attainment of specified levels of Corporation or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures.
     (c) The Committee shall (i) select those Participants who shall be eligible to receive an Annual Incentive Award, (ii) determine the performance period,
     (iii) determine target levels of performance, and (iv) determine the level of Annual Incentive Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Annual Incentive Award relates (or within the permissible time period established under Code Section 162(m)), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.
     6.2 Payment of Annual Incentive Awards.
     (a) Annual Incentive Awards shall be paid in cash, shares of Common Stock or other property, at the discretion of the Committee. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and a half (2 1/2) months after the later of the end of the fiscal or calendar year in which the Annual Incentive Award is earned.
     (b) The amount of an Annual Incentive Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.
VII. CODE SECTION 162(M) PERFORMANCE MEASURE AWARDS
     7.1 Awards Granted Under Code Section 162(m). The Committee, at its discretion, may designate that a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Annual Incentive Award shall be granted pursuant to Code Section 162(m). Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award under Articles IV, V and VI.
     (a) Each Code Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, an Award also may be subject to goals and restrictions in addition to the Performance Measures.
     (b) For each Code Section 162(m) Award, the Committee shall (i) select the Participant who shall be eligible to receive a Code Section 162(m) Award, (ii) determine the applicable performance period, (iii) determine the target levels of the Corporation or Subsidiary Performance Measures, and (iv) determine the number of shares of Common Stock or cash or other property (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which an Award relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.
     7.2 Attainment of Code Section 162(m) Goals.
     (a) After each performance period, the Committee shall certify, in writing: (i) if the Corporation has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash or other property payable under the Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of an Award except in the case of the death or Disability of a Participant.
     (b) Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including, without limitation, a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Corporation, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Corporation’s strategic business goals.
     7.3 Individual Participant Limitations. Subject to adjustment as provided in Section 9.1, no Participant in any one fiscal year of the Corporation may be granted (a) Options or Stock Appreciation Rights with respect to more than two hundred fifty thousand (250,000) shares of Common Stock; (b) Restricted Stock or Restricted Stock Units that are denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares; (c) Performance Awards that are denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares; and (d) an Annual Incentive Award denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares. The maximum dollar value payable to any Participant in any one fiscal year of the Corporation with respect to Restricted Stock Units, Performance Awards or Annual Incentive Awards that are valued in property other than Common Stock is the lesser of two million dollars ($2,000,000) or four (4) times the Participant’s base salary (or if the Participant is a Director or Consultant, the Participant’s total cash compensation) for the fiscal year. If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.

VIII. TERMINATION OF EMPLOYMENT OR SERVICES
     8.1 Options and Stock Appreciation Rights.
     (a) If, prior to the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason, the Participant’s right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease, unless provided otherwise in a Participant’s Agreement.
     (b) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason other than death or Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three (3) months after termination of employment or services, as applicable, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. The Committee may designate in a Participant’s Agreement that an Option or Stock Appreciation Right shall terminate at an earlier or later time than set forth above.
     (c) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to death while an Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or the laws of descent and distribution, shall have the right within the exercise period specified in the Participant’s Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant’s date of death, subject to any other limitation on exercise in effect on the date of exercise. Provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one (1) year after a Participant’s date of death.
     (d) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to Disability, the Participant shall have the right, within the exercise period specified in the Participant’s Agreement, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services due to Disability, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment or services, as applicable, while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of paragraph (c), above.

     (e) The Committee, at the time of a Participant’s termination of employment or services, may accelerate a Participant’s right to exercise an Option or, subject to Code Section 409A, may extend an Option term.
     (f) Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of (a) through (e) above shall expire and be forfeited by the Participant as of their expiration date and shall become available for new Awards under the Plan as of such date.
     8.2 Restricted Stock and Restricted Stock Units. If a Participant’s employment or services are terminated for any reason, the Participant’s right to shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award that are still subject to a Restriction Period automatically shall terminate and be forfeited by the Participant (or, if the Participant was required to pay a purchase price for the Restricted Stock, other than for the performance of services, the Corporation shall have the option to repurchase any shares acquired by the Participant which are still subject to the Restriction Period for the purchase price paid by the Participant) and, subject to Section 1.6, said shares shall be available for new Awards under the Plan as of such termination date. Provided, however, that the Committee, in its sole discretion, may provide in a Participant’s Agreement for the continuation of a Restricted Stock Award or Restricted Stock Unit after a Participant’s employment or services are terminated or may waive or, subject to Code Section 409A, change the remaining restrictions or add additional restrictions, as it deems appropriate. The Committee shall not waive any restrictions on a Code Section 162(m) Restricted Stock or Restricted Stock Unit Award, but the Committee may provide in a Participant’s Code Section 162(m) Restricted Stock or Restricted Stock Unit Agreement or otherwise that upon the Employee’s termination of employment due to (a) death or (b) Disability prior to the termination of the Restriction Period, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.
     8.3 Performance Awards. Performance Awards shall expire and be forfeited by a Participant upon the Participant’s termination of employment or services for any reason, and, subject to Section 1.7, shall be available for new Awards under the Plan as of such termination date. Provided, however, that the Committee, in its discretion, may provide in a Participant’s Agreement or, subject to Code Section 409A, may provide otherwise for the continuation of a Performance Award after a Participant’s employment or services are terminated or may waive or change all or part of the conditions, goals and restrictions applicable to such Performance Award. Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Performance Award, but the Committee may provide in a Participant’s Code Section 162(m) Performance Share Agreement or otherwise that upon the Participant’s termination of employment or services due to (a) death or (b) Disability prior to the attainment of the associated performance goals and restrictions, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.
     8.4 Annual Incentive Awards.

     (a) A Participant who has been granted an Annual Incentive Award and whose employment or services terminate due to Disability or death prior to the end of the Corporation’s fiscal year shall be entitled to a pro-rated payment of the Annual Incentive Award, based on the number of full months of employment or services, as applicable during the fiscal year. Any such prorated Annual Incentive Award shall be paid at the same time as regular Annual Incentive Awards and, in the event of the Participant’s death, to the Participant’s designated beneficiary.
     (b) Except as otherwise determined by the Committee in its discretion, a Participant who has been granted an Annual Incentive Award and whose employment or services terminate for any reason other than Disability or death before the payment date of an Annual Incentive Award, shall forfeit the right to the Annual Incentive Award payment for that fiscal year.
     8.5 Other Provisions. The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in a Participant’s Agreement issued under the Plan.
IX. ADJUSTMENTS AND CHANGE IN CONTROL
     9.1 Adjustments. In the event of a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Awards as the Committee deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company, as the Committee may determine to be appropriate in its sole discretion).
     9.2 Change in Control.
     (a) Notwithstanding anything contained herein to the contrary, the Committee, in its discretion, may provide in a Participant’s Agreement or otherwise that upon a Change in Control, any or all of the following shall occur: (i) any outstanding Option or Stock Appreciation Right granted hereunder immediately shall become fully Vested and exercisable, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any Shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable Federal or State securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); (iv) all performance targets and performance levels shall be deemed to have been satisfied for any outstanding Annual Incentive Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); or (v) such other treatment as the Committee may determine.
     (b) The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be cancelled in exchange for a payment with respect to each Vested share of Common Stock subject to such cancelled Option or Stock Appreciation Right in (i) cash, (ii) stock of the Corporation or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control transaction over the exercise price per share under such Option or Stock Appreciation Right (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to a Participant in respect of the Participant’s cancelled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.
     (c) Notwithstanding the foregoing, the Committee, in its discretion, may provide in a Participant’s Agreement or otherwise that, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit payable in shares of Common Stock, Performance Award payable in shares of Common Stock or Annual Incentive Award payable in shares of Common Stock, then each such outstanding Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award shall not be accelerated as described in Section 9.2(a). For the purposes of this Section 9.2(c), such an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each share of Common Stock subject to such Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of shares of Common Stock for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of such Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or

Annual Incentive Award, for each share of Common Stock subject thereto, shall be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of shares of Common Stock in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.
X. MISCELLANEOUS
     10.1 Partial Exercise/Fractional Shares. The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of a Stock Appreciation Right or payment of a Performance Award, Restricted Stock Award, Restricted Stock Unit, or Annual Incentive Award; instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.
     10.2 Rights Prior to Issuance of Shares. No Participant shall have any rights as a shareholder with respect to shares covered by an Award until the issuance of a stock certificate for such shares (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued except as otherwise provided in the Plan or a Participant’s Agreement or by the Committee.
     10.3 Non Assignability; Certificate Legend; Removal.
     (a) Except as described below or as otherwise determined by the Committee in a Participant’s Agreement, no Award shall be transferable by a Participant except by will or the laws of descent and distribution, and an Option or Stock Appreciation Right shall be exercised only by a Participant during the lifetime of the Participant. Notwithstanding the foregoing, a Participant may assign or transfer an Award that is not an Incentive Stock Option with the consent of the Committee (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and any Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Corporation evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.
     (b) Each certificate representing shares of Common Stock subject to an Award shall bear the following legend:
     The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Rockwell Medical

Technologies, Inc. 2007 Long Term Incentive Plan (“Plan”), rules and administrative guidelines adopted pursuant to such Plan and an Agreement dated ______ __, ___. A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Rockwell Medical Technologies, Inc.
     (c) Subject to applicable Federal and State securities laws, issued shares of Common Stock subject to an Award shall become freely transferable by the Participant after all applicable restrictions, limitations, performance requirements or other conditions have terminated, expired, lapsed or been satisfied. Once such issued shares of Common Stock are released from such restrictions, limitations, performance requirements or other conditions, the Participant shall be entitled to have the legend required by this Section 10.3 removed from the applicable Common Stock certificate.
     10.4 Securities Laws.
     (a) Anything to the contrary herein notwithstanding, the Corporation’s obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit, Performance Award or Annual Incentive Award is subject to such compliance with Federal and State laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of the Stock Exchange or any stock exchange on which the Common Stock may be listed, the provisions of any State laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.
     (b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option or Stock Appreciation Right or the grant of Restricted Stock or Restricted Stock Units or the payment of a Performance Award or Annual Incentive Award under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable Federal securities laws; (ii) under the requirements of the Stock Exchange or any other securities exchange or recognized trading market or quotation system upon which such shares of Common Stock are then listed or traded; and (iii) under any blue sky or State securities laws applicable to such shares.

     10.5 Withholding Taxes.
     (a) The Corporation shall have the right to withhold from a Participant’s compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the lapse of the Restriction Period on a Restricted Stock Award or Restricted Stock Unit, or the payment of a Performance Award or Annual Incentive Award. A Participant may, in order to fulfill the withholding obligation, tender previously-acquired shares of Common Stock that have been held at least six (6) months or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The broker-assisted exercise procedure described in Section 2.4(a)(ii) may also be utilized to satisfy the withholding requirements related to the exercise of an Option. At no point shall the Corporation withhold from the exercise of an Option more shares than are necessary to meet the established tax withholding requirements of federal, state and local obligations.
     (b) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002); or (iii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles.
     10.6 Termination and Amendment.
     (a) The Board may terminate the Plan, or the granting of Awards under the Plan, at any time. No new Awards shall be granted under the Plan after April 11, 2017.
     (b) The Board may amend or modify the Plan at any time and from time to time, and the Committee may amend or modify the terms of an outstanding Agreement at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which Awards may be made under the Plan, except as permitted under Sections 1.7 and Article 9; or (iii) change the provisions relating to the eligibility of individuals to whom Awards may be made under the Plan. In addition, if the Corporation’s Common Stock is listed on a Stock Exchange, the Board may not amend the Plan in a manner requiring approval of the shareholders of the Corporation under the rules of the Stock Exchange without obtaining the approval of the shareholders.

     (c) No amendment, modification, or termination of the Plan or an outstanding Agreement shall in any manner adversely affect any then outstanding Award under the Plan without the consent of the Participant holding such Award, except as set forth in any Agreement relating to the Award, or to bring the Plan and/or an Award into compliance with the requirements of Code Section 409A or to qualify for an exemption under Code Section 409A.
     10.7 Code Section 409A. It is intended that Awards granted under the Plan shall be exempt from or in compliance with Code Section 409A. The Board reserves the right to amend the terms of the Plan and the Committee reserves the right to amend any outstanding Agreement if necessary either to exempt such Award from Code Section 409A or comply with the requirements of Code Section 409A, as applicable. Further, Plan Participants who are “Specified Employees” (as defined under Code Section 409A and IRS guidance issued thereunder), shall be required to delay payment of an Award for six (6) months after separation from service to the extent such Award is governed by Code Section 409A, and the delay is required thereunder.
     10.8 Effect on Employment or Services. Neither the adoption of the Plan nor the granting of any Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Corporation or a Subsidiary.
     10.9 Use of Proceeds. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Corporation.
     10.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Board may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Board, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.
     10.11 Beneficiary Designation. Subject to local laws and procedures, each Participant may file a written beneficiary designation with the Corporation stating who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before receipt of any or all of a Plan benefit. Each designation shall revoke all prior designations by the same Participant, be in a form prescribed by the Corporation, and become effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. If a Participant dies without an effective beneficiary designation for a beneficiary who is living at the time of the Participant’s death, the Corporation shall pay any remaining unpaid benefits to the Participant’s legal representative.

     10.12 Unfunded Obligation. A Participant shall have the status of a general unsecured creditor of the Corporation. Any amounts payable to a Participant pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Corporation and a Participant, or otherwise create any Vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Corporation. A Participant shall have no claim against the Corporation for any changes in the value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.
     10.13 Approval of Plan. The Plan shall be subject to the approval of the holders of at least a majority of the votes cast on a proposal to approve the Plan at a duly held meeting of shareholders of the Corporation held within twelve (12) months after adoption of the Plan by the Board. No Award granted under the Plan may be exercised or paid in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within twelve (12) months after approval by the Board, the Plan and any Awards granted under the Plan shall be null and void, with no further force or effect.
     10.14 Governing Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and Agreements under the Plan, shall be governed by the laws of the State of Michigan, without regard to its conflict of law rules.
     IN WITNESS WHEREOF, this Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan has been executed on behalf of the Corporation on this 11th day of April, 2007.

ROCKWELL MEDICAL TECHNOLOGIES, INC.
By:	/s/Robert L. Chioini
Its:	Chief Executive Officer

BOARD APPROVAL: 4/11/07
SHAREHOLDER APPROVAL: 5/24/07
                                                           5/23/08
                                                           5/21/09
                                                           5/27/10

ANNUAL MEETING OF SHAREHOLDERS OF
ROCKWELL MEDICAL TECHNOLOGIES, INC.
May 26, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.rockwellmed.com/invest.htm
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê
This Proxy is solicited on behalf of our Board of Directors.
The Board recommends a vote “FOR” the nominee in Proposal 1, “FOR” Proposals 2, 4 and 5, and for the 3 YEAR choice on Proposal 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Class II Director.
NOMINEE:

☐	FOR THE NOMINEE	¡	Kenneth L. Holt

☐	WITHHOLD AUTHORITY FOR THE NOMINEE

		FOR	AGAINST	ABSTAIN
2.	To approve a non-binding proposal to approve the compensation of the named executive officers.	☐	☐	☐
		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3.	To recommend, by non-binding proposal, the frequency of shareholder advisory votes on the compensation of the named executive officers.	☐	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	To approve an amendment to the Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan to increase the shares subject to the Plan and re-approve the performance measures under the Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	To approve ratification of the selection of Plante & Moran, PLLC as our independent registered public accounting firm.	☐	☐	☐

6.	In their discretion with respect to any other matters that may properly come before the meeting.

This proxy will be voted, when properly executed, in accordance with the specifications made herein. If no instructions are indicated, the shares represented by this Proxy will be voted FOR the nominee in Proposal 1, FOR Proposals 2, 4 and 5 and for the 3 YEAR choice on Proposal 3.
Please date, sign and return this Proxy promptly in the enclosed envelope.

•

To change the address on your account, please check the box
at right and indicate your new address in the address space
above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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REVOCABLE PROXY
ROCKWELL MEDICAL TECHNOLOGIES, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 26, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF ROCKWELL MEDICAL TECHNOLOGIES, INC.
The undersigned, as a shareholder of record on April 1, 2011, hereby appoints Robert L. Chioini and Thomas E. Klema, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned and hereby authorizes them to vote as proxy all of the Common Shares, no par value per share, of the undersigned in Rockwell Medical Technologies, Inc. (the “Company”) which the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of the Company to be held on May 26, 2011 at 4:30 p.m. E.D.T., and at any and all adjournments thereof, upon all matters properly coming before the Annual Meeting including, without limitation, those matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 15, 2011 (receipt of which is hereby acknowledged). In their discretion, to the extent permitted by law, the proxies are also authorized to vote upon such matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement dated April 15, 2011, is unable to serve or, for good cause, will not serve. The undersigned ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.
(Continued and to be Signed on Reverse Side)

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